1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 1 Robert J. Metli (018509) Regulatory Counsel Global Water Resources, Inc. 21410 N. 19th Avenue, Suite 205 Phoenix, AZ 85027 520.677.0366 Robert.Metli@gwresources.com legal@gwresources.com BEFORE THE ARIZONA CORPORATION COMMISSION COMMISSIONERS NICK MYERS, Chair RACHEL WALDEN, Vice Chair LEA MÁRQUEZ PETERSON KEVIN THOMPSON RENE LOPEZ IN THE MATTER OF THE APPLICATION OF GLOBAL WATER – SANTA CRUZ WATER COMPANY, INC., AN ARIZONA CORPORATION, FOR THE ESTABLISHMENT OF JUST AND REASONABLE RATES AND CHARGES FOR UTILITY SERVICE DESIGNED TO REALIZE A REASONABLE RATE OF RETURN ON THE FAIR VALUE OF ITS PROPERTY AND FOR CERTAIN RELATED APPROVALS. IN THE MATTER OF THE APPLICATION OF GLOBAL WATER – PALO VERDE UTILITIES COMPANY, INC., AN ARIZONA CORPORATION, FOR THE ESTABLISHMENT OF JUST AND REASONABLE RATES AND CHARGES FOR UTILITY SERVICE DESIGNED TO REALIZE A REASONABLE RATE OF RETURN ON THE FAIR VALUE OF ITS PROPERTY AND FOR CERTAIN RELATED APPROVALS. DOCKET NO. W-20446A-25-0022 DOCKET NO. SW-20445A-25-0023 NOTICE OF FILING PROPOSED SETTLEMENT AGREEMENT Global Water – Santa Cruz Water Company, Inc. (“GW-Santa Cruz”), and Global Water – Palo Verde Utilities Company, Inc. (“GW-Palo Verde”), the Residential Utility Consumer Office (“RUCO”) and Utilities Division Staff (“Staff”) (collectively, “the Parties”), as signatories to the Proposed Settlement Agreement (“Agreement”) hereby file the Agreement in the above- referenced matter, a copy of which is attached.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 2 RESPECTFULLY SUBMITTED this 28th day of April, 2026. GLOBAL WATER – SANTA CRUZ WATER COMPANY, INC. and GLOBAL WATER – PALO VERDE UTILITIES COMPANY, INC. By: Robert J. Metli Global Water Resources, Inc. 21410 N. 19th Avenue Phoenix, AZ 85027 By: /s/ Paloma Scheiferstein Paloma Scheiferstein SNELL & WILMER, LLP One East Washington Street, Suite 2700 Phoenix, Arizona 85004 ARIZONA CORPORATION COMMISSION UTILITIES DIVISION By: /s/Bridget Humphrey Bridget Humphrey Arizona Corporation Commission 1300 W. Washington St Phoenix, AZ 85007 RESIDENTIAL UTILITY CONSUMER OFFICE By: /s/ Sarah Barrios Cool /s/ Dan Pozefsky Sarah Barrios Cool Dan Pozefsky Residential Utility Consumer Office One East Washington Street, Suite 2700 Phoenix, Arizona 85004 E-filed this 28th day of April 2026, with: Docket Control ARIZONA CORPORATION COMMISSION 1200 West Washington Street Phoenix, Arizona 85007 /s/ Robert J. Metli

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 3 Copies emailed this same date to: Co-Directors, Utilities Division Arizona Corporation Commission 1200 West Washington Phoenix, Arizona 85007 Utildivservicebyemail@azcc.gov Consented to Service by Email Chief Counsel and Director, Legal Division Arizona Corporation Commission 1200 West Washington Phoenix, Arizona 85007 LegalDiv@azcc.gov Consented to Service by Email Hearing Division Arizona Corporation Commission 1200 West Washington Phoenix, Arizona 85007 HearingDivisionServicebyEmail@azcc.gov Consented to Service by Email Daniel W. Pozefsky, Chief Counsel Sarah Barrios Cool RUCO 1110 W. Washington, Suite 220 Phoenix, Arizona 85007 dpozefsky@azruco.gov sbarrioscool@azruco.gov Consented to Service by Email By: /s/ Kelsey Piro

-i- GLOBAL WATER – SANTA CRUZ WATER COMPANY, INC., and GLOBAL WATER – PALO VERDE UTILITIES COMPANY, INC. SETTLEMENT AGREEMENT DOCKET NOS. W-20446A-25-0022 and SW-20445A-25-0023 APRIL 28, 2026

TABLE OF CONTENTS -ii- I. RECITALS ........................................................................................................1 II. REVENUE REQUIREMENT ..........................................................................3 III. TEST YEAR EXPENSE ...................................................................................4 IV. RATE BASE ......................................................................................................4 V. AFUDC ...............................................................................................................4 VI. DEPRECIATION RATES ...............................................................................4 VII. RATE DESIGN AND BILL IMPACTS ..........................................................4 VIII. SUSTAINABLE WATER SURCHARGE MECHANISM ...........................5 IX. TARIFF APPROVALS AND ADDITIONAL ADJUSTOR MECHANISMS .................................................................................................5 X. RATE CASE EXPENSE SURCHARGE ........................................................6 XI. COMPLIANCE MATTERS ............................................................................7 XII. FILING REQUIREMENTS .............................................................................7 XIII. COMMISSION EVALUATION OF PROPOSED SETTLEMENT ...........8 XIV. MISCELLANEOUS PROVISIONS ................................................................8 EXHIBITS Exhibit 1 Revenue Requirement and Representative Bill Impact Schedules Exhibit 2 AFUDC Illustrative Calculation Exhibit 3 Depreciation Rates for GW-Santa Cruz Exhibit 4 Rate Tariff Exhibit 5 Sustainable Water Surcharge Plan of Administration

1 SETTLEMENT AGREEMENT DOCKET NOS. W-20446A-25-0022; SW- 20445A-25-0023 The purpose of this Settlement Agreement (“Agreement”) is to resolve all issues related to the general rate case applications filed in Docket Nos. W-20446A-25-0022 and SW-20445A-25-0023. This Agreement is entered into by the following entities: Global Water-Santa Cruz Water Company, Inc. (“GW-Santa Cruz”) Global Water-Palo Verde Utilities Company, Inc. (“GW-Palo Verde”) Residential Utility Consumer Office (“RUCO”) and Arizona Corporation Commission Utilities Division (“Staff”) These entities shall be referred to collectively as “Signatories;” a single entity shall be referred to individually as a “Signatory.” I. RECITALS I.1 On March 5, 2025, GW-Santa Cruz filed a general rate case application in Docket No. W-20446A-25-0022 (“GW-Santa Cruz Docket”). On that same date, GW-Palo Verde filed a general rate application in Docket No. SW-20445A-25-0023 (“GW-Palo Verde Docket”). Staff found both applications sufficient on April 4, 2025. On April 7, 2025, GW-Santa Cruz and GW-Palo Verde (collectively, “the Companies”) each filed a Motion to Consolidate in their respective dockets. That same date, RUCO filed a Motion to Intervene in both dockets. On April 22, 2025, Administrative Law Judge Christopher A. Nichols (“ALJ Nichols”) granted the Motions to Consolidate the GW-Santa Cruz Docket with the GW-Palo Verde Docket and granted RUCO’s Motion to Intervene. Hearing was scheduled to begin December 15, 2025. I.2 Staff and RUCO filed their Direct Testimony on or about October 1, 2025, and rate design testimony on October 14, 2025. On October 16, 2025, the Companies filed a Notice of Settlement Meeting in preparation of conducting settlement discussions on October 23, 2025. Although the settlement discussions took place on October 23, 2025, no settlement was reached at that time. On November 6, 2025, the Companies filed Rebuttal Testimony. On December 1, 2025, Staff and RUCO filed Surrebuttal

2 Testimony. On December 11, 2025, the Companies filed Rejoinder Testimony. I.3 On December 12, 2025, Staff and the Companies filed a Joint Motion for Amendment of the Procedural Schedule and Continuance of Hearing (“Motion to Continue”). On December 15, 2025, prior to public comment, ALJ Nichols granted the Motion to Continue. On January 14, 2026, ALJ Nichols issued a Procedural Order rescheduling the hearing to commence on August 3, 2026, the filing of supplemental surrebuttal testimony by Staff and RUCO on April 15, 2026, and the filing of supplemental rejoinder testimony by the Companies on May 15, 2026. I.4 On March 25, 2026, the Companies filed a Notice of Settlement Meeting. Settlement discussions took place on April 1, 2026. The settlement discussions were open, transparent, and inclusive of all Parties to this Docket who desired to participate. The Signatories filed a Notice of Settlement and Request to Modify Procedural Schedule regarding this matter on April 14, 2026. I.5 The terms of this Agreement are just, reasonable, fair, and in the public interest in that they, among other things, establish just and reasonable rates in compliance with the Arizona Constitution for the Companies customers; promote the convenience, comfort and safety, and the preservation of health, of the employees and patrons of the Companies; resolve the issues arising from Docket Nos. W-20446A-25-0022 and SW-20445A-25-0023; and avoid unnecessary litigation expense and delay. I.6 The Signatories agree to the bifurcation of the two Dockets whereby the signatories agree to the Terms and Conditions below for GW-Santa Cruz. In addition, the Signatories agree to the withdrawal of the Rate Application of GW-Palo Verde, with the agreement that GW-Palo Verde will refile its rate application in 2027 using a 2026 Test Year. (“2027 GW-Palo Verde Rate Case”) I.7 In consideration of the bifurcation and withdrawal of the GW-Palo Verde Docket, GW-Palo Verde agrees to seek an amendment to Decision No. 79424 (July 18, 2024), which set a temporary bill credit related to premature revenue collection of $1.73 per month for the average residential wastewater 3/4-inch customer to $2.85 per month. The increase to the temporary bill credit will coincide with new rates going into effect in the GW-Santa Cruz Docket. Final resolution of the bill credit and

3 premature revenue collection will be addressed in the 2027 GW-Palo Verde Rate Case. I.8 The Signatories agree to ask the Commission, with respect to the terms each agreed upon herein: (1) to find that the terms and conditions of this Agreement are just and reasonable and in the public interest, along with any and all other necessary findings, and (2) to approve the Agreement such that it and the rates contained herein may become effective on or about November 1, 2026. I.9 These recitals and the Exhibits to this Agreement are part of this Agreement and incorporated herein by reference as if fully set forth. I.10 The Signatories are aware there is or may be other Commission litigation relating to the Companies, separate and apart from the current GW-Santa Cruz Docket and GW-Palo Verde Docket (25-0022/25-0023). Nothing in this Agreement is meant to take any position regarding that litigation. This Agreement shall not be construed as resolving or attempting to resolve any contested issue other than those presented herein. TERMS AND CONDITIONS II. REVENUE REQUIREMENT II.1 Signatories agree that GW-Santa Cruz’s revenue requirement is $24,480,144, which is an increase of $2,254,822 over test-year revenues. Schedules setting forth the calculation of the revenue requirement, including agreed upon adjustments, are attached as Exhibit 1, Settlement Schedule A-1 to the Agreement. II.2 The proposed revenue requirement has been determined through a series of adjustments to GW-Santa Cruz’s initial proposed revenue requirement. These adjustments are reflected in the Settlement schedules. II.3 The revenue requirement reflects the following elements (Exhibit 1, Settlement Schedule D-1): II.3.1 A capital structure of 55% common equity and 45% debt. II.3.2 A Return on Equity of 9.6%. II.3.3 A 4.92% cost of long-term debt. II.3.4 A weighted average cost of capital of 7.49%.

4 II.3.5 No Fair Value Increment is included in this Agreement. II.4 The provisions set forth herein regarding the quantification of a capital structure, return on equity, cost of long-term debt, cost of capital, and the revenue requirement are made for purposes of settlement only and should not be construed as admissions against interest or waivers of litigation positions related to other or future cases. III. TEST YEAR EXPENSE III.1 Signatories agree that GW-Santa Cruz’s settlement adjusted test year expenses were $19,118,869. Test year expense is shown on Exhibit 1, Settlement Schedule C-1. The Signatories determined the proposed expenses in this rate case by agreeing to the adjustments identified in Exhibit 1 in order to resolve issues in dispute. IV. RATE BASE IV.1 The Signatories agree that GW-Santa Cruz’ rate base is $63,613,187 as set forth in Exhibit 1, Settlement Schedule B-1. The Signatories determined the proposed FVRB in this rate case by agreeing to certain adjustments reflected in Exhibit 1, in order to resolve issues in dispute. Included in the changes to rate base identified in the schedules, is the following: IV.1.1 Plant Held For Future Use (Terrazo WDC) – Signatories agree that GW-Santa Cruz may seek recovery of, and on, the PHFFU in the amount of $3,383,385 in the next rate case. V. AFUDC V.1 The Signatories agree, on a going forward basis, GW-Santa Cruz shall not compound interest when calculating AFUDC. Exhibit 2 is an illustrative example of the methodology GW-Santa Cruz will use to calculate AFUDC on a going-forward basis. VI. DEPRECIATION RATES VI.1 The depreciation rates for GW-Santa Cruz are set forth in Exhibit 3. VII. RATE DESIGN AND BILL IMPACTS VII.1 The rate tariff based on the revenue requirement is set forth in Exhibit 4 to the Agreement.

5 VII.2 The current bill for the median customer with a 3/4-inch meter using approximately 5,500 gallons of water is $35.73, with this settlement resulting in an increase of $2.68, for a proposed bill of $38.41, or an overall increase of 7.50%. Representative bill impacts for the other meter sizes resulting from the new rates are set forth in Exhibit 1, Settlement Schedule H-4, pages 1-22. VIII. SUSTAINABLE WATER SURCHARGE MECHANISM VIII.1 GW-Santa Cruz’ proposed Sustainable Water Surcharge (“SWS”) mechanism shall incorporate RUCO’s proposed modifications adopted consistent with the Plan of Administration (“SWS POA”) and provided as Attachment Piro Rebuttal-2. The proposed SWS POA is set forth in Exhibit 6. IX. TARIFF APPROVALS AND ADDITIONAL ADJUSTOR MECHANISMS IX.1 Terms and Conditions Tariff GW-Santa Cruz will continue to utilize the existing Terms and Conditions Tariff approved in Decision No. 79383. IX.2 Curtailment Tariff GW-Santa Cruz will continue to utilize the existing Curtailment Tariff approved in Decision No. 79383. IX.3 Customer Assistance Tariff GW-Santa Cruz will continue to utilize the existing Customer Assistance Tariff approved in Decision No. 79383 but break out GW-Santa Cruz separately as a stand-alone charge for utility tracking and funding purposes. IX.4 Cross-Connection/Backflow Prevention Tariff GW-Santa Cruz will continue to utilize the existing Cross- Connection/Backflow Prevention Tariff approved in Decision No. 79383. IX.5 Hydrant Meter Deposit Charge Tariff GW-Santa Cruz will continue to utilize the existing Hydrant Meter Deposit Charge Tariff approved in Decision No. 79383.

6 IX.6 Meter Downsizing Tariff GW-Santa Cruz will continue to utilize the existing Meter Downsizing Tariff approved in Decision No. 79383. IX.7 Tax Expense Adjustor Mechanism GW-Santa Cruz will continue to utilize the existing Tax Expense Adjustor Mechanism (“TEAM”) approved in Decision No. 78644. IX.8 Best Management Practices Tariff GW-Santa Cruz will continue to utilize the existing Best Management Practices Tariffs approved in Decision No. 78644. IX.9 Off-site Hook-up Fee Tariff GW-Santa Cruz will continue to utilize the existing Off-site Hook-fee tariff approved by operation of law in Docket No. W-20446A-19-0178. IX.10 Point of Use Treatment Device Tariff GW-Santa Cruz will continue to utilize the existing Point of Use Treatment Device tariff approved by operation of law in Docket Nos. W-02450A-23-0237. et al. X. RATE CASE EXPENSE SURCHARGE X.1 The Signatories agree to a rate case expense surcharge for GW-Santa Cruz, to recover an amount not to exceed $250,000, recoverable through a monthly surcharge assessed over three years with a maximum monthly rate case expense surcharge of $0.35 per customer. The surcharge shall terminate automatically if the expenses are recovered in full before the three-year period expires. X.2 The Signatories agree that GW-Palo Verde shall defer and record all actual rate case expenses incurred in the GW-Palo Verde Docket (SW- 20445A- 25-0023) as a deferred debit in NARUC Account No. 186.1, Deferred Rate Case Expense. GW-Palo Verde agrees that it shall not seek a return on the deferred debit. Such amounts may be presented for recovery as expenses in its next general rate case filing, anticipated in 2027, and, all parties agree that no expenses are pre-approved, and if approved in the next general rate case, amortized over a period determined by the Commission.

7 XI. COMPLIANCE MATTERS XI.1 The Signatories agree that the compliance item in Decision No. 67830/771211 (May 5, 2004) (filing annual reports on the compliance status of Santa Cruz Water Company, LLC, with Arizona Department of Environmental Quality, Arizona Department of Water Resources, and Arizona Corporation Commission) be removed. XI.2 The Signatories agree that the compliance item in Decision No. 74364 (February 26, 2014) (CEO Affidavit that GW-entities are compliant with the terms of the Settlement Agreement in that case) be removed. XII. FILING REQUIREMENTS XII.1 The Signatories agree to the withdrawal of the Rate Application of GW-Palo Verde, with the agreement that GW-Palo Verde will refile a 2027 GW-Palo Verde Rate Case. If requested by GW-Palo Verde, the Signatories agree to make a good faith effort to request a condensed schedule (faster than the typical Class A time clock) for the 2027 Rate Case. XII.2 GW-Palo Verde’s motion to withdraw the Rate Application shall include a request that the Settlement Agreement is binding upon GW-Palo Verde before the withdrawal is granted, but it may be done in the same Commission order. XII.3 In consideration for the Settlement Agreement, GW-Palo Verde agrees that it will not seek formula rates in the 2027 GW-Palo Verde Rate Case. XII.4 GW-Santa Cruz agrees not to file another Rate Application until after January 1, 2028. XII.5 For the 2027 GW-Palo Verde Rate Case, GW-Palo Verde agrees that it will meet with Staff, no later than 60 days prior to the filing, to identify data requests to be completed by its filing or shortly thereafter. XII.6 The Signatories agree that GW-Santa Cruz shall, in its next rate case, conduct a cost of service analysis consistent with R14-2-103(B) which provides analysis of the total revenue requirement allocated across customer classes (residential, commercial and industrial). 1 Decision No. 77121 (March 13, 2019) modified the quarterly requirement set in Decision No. 67830 to an annual requirement.

8 XIII. COMMISSION EVALUATION OF PROPOSED SETTLEMENT XIII.1 The application in the GW-Santa Cruz docket, all currently filed testimony, tariffs and exhibits, and this Agreement and its exhibits shall be admitted into the Commission’s record as evidence. XIII.2 The Signatories recognize that Staff does not have the power to bind the Commission. For purposes of proposing a settlement agreement, Staff acts in the same manner as any party to a Commission proceeding. XIII.3 This Agreement shall serve as a procedural device by which the Signatories will submit their proposed settlement of GW-Santa Cruz’s pending rate case, Docket No. W-20446A-25-0022, and the foregoing agreements relating to GW-Palo Verde’s currently pending rate case, Docket No. SW-20445A-25-0023, to the Commission. XIII.4 The Signatories recognize that the Commission will independently consider and evaluate the terms of this Agreement. If the Commission issues an order adopting all material terms of this Agreement, such action shall constitute Commission approval of the Agreement. Thereafter, the Signatories shall abide by the terms as approved by the Commission. For purposes of this Settlement Agreement, whether a term is material shall be left to the discretion of each Signatory. XIII.5 If the Commission fails to issue an order adopting all material terms of this Agreement, any or all of the Signatories may withdraw from this Agreement and seek a hearing, and such Signatory or Signatories may pursue without prejudice their respective remedies at law. For purposes of this Agreement, whether a term is material shall be left to the discretion of the Signatory choosing to withdraw from the Agreement. If a Signatory withdraws from the Agreement pursuant to this paragraph and files an application for rehearing, the other Signatories, except for Staff, shall support the application for rehearing by filing a document with the Commission that supports approval of the Agreement in its entirety. Staff shall not be obligated to file any document or take any position regarding the withdrawing Signatory’s application for rehearing. XIV. MISCELLANEOUS PROVISIONS XIV.1 The Signatories agree that all filed documents and Exhibits in the GW-Santa Cruz docket will be admitted into evidence without cross examination by any Signatory.

9 XIV.2 To achieve consensus for settlement, the Signatories are accepting positions that, in any other circumstances, they may be unwilling to accept. They are doing so because this Agreement and its terms, as to the terms to which each Signatory agrees, when taken as a whole are consistent with their long-term interests and with the broad public interest. The acceptance by any Signatory of a specific element of this Agreement shall not be considered as precedent for acceptance of that element in any other context. XIV.3 No Signatory is bound by any position asserted in negotiations, except as expressly stated in this Agreement. No Signatory shall offer evidence of conduct or statements made in the course of negotiating this Agreement before this Commission, any other regulatory agency, or any court. XIV.4 Neither this Agreement nor any of the positions taken in this Agreement by any of the Signatories may be referred to, cited, and/or relied upon as precedent in any proceeding before the Commission, any other regulatory agency, or any court for any purpose except to secure approval of this Agreement and enforce its terms. XIV.5 To the extent any provision of this Agreement is inconsistent with any existing Commission order, rule, or regulation, this Agreement shall control. XIV.6 Each of the terms of this Agreement is in consideration of all other terms of this Agreement. Accordingly, the terms are not severable. XIV.7 The Signatories shall make reasonable and good faith efforts necessary to obtain a Commission order approving this Agreement. The Signatories shall support and defend this Agreement before the Commission. Subject to Paragraphs XIII.4 and XIV.6 above, if the Commission adopts an order approving all material terms of the Agreement, the Signatories will support and defend the Commission’s order before any court or regulatory agency in which it may be at issue. XIV.8 This Agreement may be executed in any number of counterparts and by each Signatory on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Agreement may also be executed electronically or by facsimile.

11 ARIZONA CORPORATION COMMISSION UTILITIES DIVISION STAFF By Title Co-Director Date 4/28/2026 GLOBAL WATER-SANTA CRUZ WATER COMPANY, INC. and GLOBAL WATER-PALO VERDE UTILITIES COMPANY, INC. By: Christopher Krygier Title Vice-President Date RESIDENTIAL UTILITY CONSUMER OFFICE By: Cynthia Zwick Title Executive Director Date

12 LIST OF EXHIBITS Exhibit 1 Revenue Requirement and Representative Bill Impact Schedules Exhibit 2 AFUDC Illustrative Calculation Exhibit 3 Depreciation Rates for GW-Santa Cruz Exhibit 4 Rate Tariff Exhibit 5 Sustainable Water Surcharge Plan of Administration

EXHIBIT 1 Revenue Requirement and Representative Bill Impact Schedules

Global Water - Santa Cruz Water Company, Inc.

Settlement Schedule A-1

Test Year Ended December 31, 2024

Computation of Increase in Gross Revenue Requirement

Line No.	DESCRIPTION	Settlement
1	Fair Value Rate Base	$ 63,613,187
2		
3	Adjusted Operating Income (Loss)	$ 3,106,453
4		
5	Current Rate of Return (Line 3 /Line 1)	4.88%
6		
7	Required Operating Income (Line 9 * Line 1)	$ 4,767,172
8		
9	Required Rate of Return	7.49%
10		
11	Operating Income Deficiency (Line 7 - Line 3)	$ 1,660,720
12		
13	Gross Revenue Conversion Factor	1.3577
14		
15	Increase in Gross Revenue Requirements	$ 2,254,822
16		
17	% Increase in Gross Revenue Requirement	10.15%
18		
19	Adjusted Test Year Revenue	$ 22,225,322
20		

Line No.	Customer Classification	Present Rates*	Proposed Rates	Dollar Increase	Percent Increase
21					
22					
23	Residential	15,796,106	17,537,014	$ 1,740,907	11.02%
24	Commercial	1,478,239	1,581,711	103,472	7.00%
25	Irrigation	2,222,921	2,423,605	200,683	9.03%
26	Raw Water	$ 375,378	407,554	32,175	8.57%
27	Construction Hydrant	1,046,186	1,139,131	92,945	8.88%
28					
29	Subtotal Water Revenues	$ 20,918,832	$ 23,089,015	$ 2,170,183	10.37%
30					
31	Revenue Annualization	723,318	804,495	$ 81,177	11.22%
32					
33					
34	Subtotal Revenue Annualization	$ 723,318	$ 804,495	$ 81,177	11.22%
35					
36	Total Water Revenues	$ 21,642,150	$ 23,893,510	$ 2,251,360	10.40%
37					
38	Miscellaneous Revenues	$ 583,172	$ 583,172	$ -	0.00%
39	Reconciliation Amount	-	3,463	3,463	0.00%
40	Rounding	$ 1			
41	Total Operating Revenues	$ 22,225,322	$ 24,480,144	$ 2,254,822	10.15%
42					
43	Total Adjusted Revenues (Settlement Schedule C-1)	$ 22,225,322	$ 24,480,144	$ 2,254,822	10.15%
44					
45	Supporting Schedules:				
46	B-1				
47	C-1				
48	C-3				
49	D-1				
50	H-1				
51					
52					
53					
54

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule B-1

Test Year Ended December 31, 2024

Summary of Fair Value Rate Base

Line No.		Settlement Original Cost	Settlement Fair Value Rate Base
1	Plant in Service	$ 209,089,015	$ 209,089,015
2	Less: Accumulated Depreciation	54,962,140	54,962,140
3			
4	Net Plant in Service	$ 154,126,876	$ 154,126,876
5			
6	LESS:		
7	Net CIAC	$ 15,368,879	$ 15,368,879
8	Advances in Aid of Construction (AIAC)	72,649,869	72,649,869
9	Deferred Income Tax Credits	1,522,117	1,522,117
10	Customer Deposits	782,166	782,166
11			
12			
13	ADD:		
14	Unamortized Finance Charges		
15	Working Capital	$ (294,496)	$ (294,496)
16	Regulatory Assets	-	-
17	Deferred Tax Assets	-	-
18	Utility Plant Acquisition Adjustment	103,838	103,838
19			
20	Original Cost Rate Base	$ 63,613,187	$ 63,613,187
21			
22			
23	Supporting Schedules	Recap Schedules	
24	B-2 page 1	A-1	
25			
26			
27

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule B-2
Test Year Ended December 31, 2024 Page 1
Original Cost Rate Base with Proforma Adjustments

Line No.		ADJUSTED AS FILED	Settlement ADJUSTMENTS	Settlement ADJUSTED
1	Gross Plant in Service	$ 222,891,792	$ (13,802,777)	$ 209,089,015
2				
3	Less:			
4	Accumulated Depreciation	62,437,755	(7,475,615)	54,962,140
5	Net Plant in Service	$ 160,454,037	$ (6,327,162)	$ 154,126,876
6				
7	Less:			
8	Advances in Aid of Construction	$ 72,649,869	$ -	$ 72,649,869
9	Contributions in Aid of Construction			
10	Gross	$ 17,775,871	$ 58,343	$ 17,834,214
11	Accumulated Amortization	(2,491,567)	$ 26,232	(2,465,335)
12	Net Contributions in Aid of Construction	$ 15,284,304	$ 84,574	$ 15,368,879
13				
14	Deferred Income Tax Liabilities	$ 2,798,145	$ (1,276,028)	$ 1,522,117
15	Customer Deposits	782,166	-	782,166
16		-		
17				
18	Add:			
19	Working Capital	$ (38,387)	$ (256,110)	$ (294,496)
20	Regulatory Assets	-	-	-
21	Deferred Tax Assets	-	-	-
22	Utility Plant Acquisition Adjustment	103,838	-	103,838
23				
24	Total Rate Base:	$ 69,005,005	$ (5,391,818)	$ 63,613,187
25				
26	Supporting Schedules		Recap Schedules	
27	B-2 page 2		B-1	
28				
29				
30

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Detail Plant in Service

Settlement Schedule B-2
Page 2

Line No.			Adjusted Test Year End	1 Reclass to Wastewater Adj No. 1	2 Plant Held for Future Use Adj No. 2	3 Intentionally Left Blank Adj No. 3	4 Intentionally Left Blank Adj No. 4	5 PTY Plant Adj No. 5	6 AFUDC Adj No. 6	7 Capitalized Bonuses Adj No. 7	8 CWC Adj No. 8	9 A/D Adj No. 9	10 NIKOLA Reclass & CIAC Adj No. 10	11 ADIT Adj No. 11	Settlement Adjusted
				B.2 page 3	B.2 page 4	B.2 page 5	B.2 page 6	B.2 page 7	B.2 page 8	B.2 page 9	B.2 page 10	B.2 page 11	B.2 page 12	B.2 page 13	
1		Utility Plant in Service													
2	301	Organization	$ 72,896	$ -	$ -	$ -	$ -	$ -	$ -	$ -			-		$ 72,896
3	302	Franchises	300,241	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ 300,241
4	303	Land and Land Rights	264,416	-	$ -	$ -	$ -	$ -	$ -	$ (515)			-		$ 263,901
5	304	Structures and Improvements	23,853,384	(941,833)	$ (3,105,226)	$ -	$ -	$ 308,272	$ (36,687)	$ (25,280)			465,430		$ 20,518,059
6	305	Collecting & Improving Reservoirs	-	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ -
7	306	Lake, River, Canal Intakes	1,855	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ 1,855
8	307	Wells and Springs	18,186,592	(1,941)	$ -	$ -	$ -	$ (2,721,896)	$ (8,341)	$ (13,909)			5,086,605		$ 20,527,110
9	308	Infiltration Galleries	-	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ -
10	309	Supply Mains	3,022,906	-	$ -	$ -	$ -	$ (15,651)	$ (2)	$ (512)			-		$ 3,006,741
11	310	Power Generation Equipment	1,894,694	(29,681)	$ -	$ -	$ -	$ (750,000)	$ -	$ -			121,697		$ 1,236,710
12	311	Pumping Equipment	12,886,351	(6,736)	$ -	$ -	$ -	$ (2,222,228)	$ (768)	$ -			50,255		$ 10,706,874
13	320	Water Treatment Equipment	1,066,898	-	$ -	$ -	$ -	$ 264,815	$ -	$ -			974,234		$ 2,305,948
14	320.1	Water Treatment Plants	677,005	-	$ (5,348)	$ -	$ -	$ -	$ -	$ (1,839)			-		$ 669,818
15	320.2	Solution Chemical Feeders	627,387	-	$ -	$ -	$ -	$ (150,000)	$ -	$ -			-		$ 477,387
16	320.3	Point-of-Use Treatment Devices	-	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ -
17	330	Distribution Reservoirs and Standpipes	-	-	$ -	$ -	$ -	$ -	$ -	$ -			3,485		$ 3,485
18	330.1	Storage Tanks	3,969,810	-	$ (301,582)	$ -	$ -	$ (5,425)	$ -	$ (442)			-		$ 3,662,362
19	330.2	Pressure Tanks	767,542	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ 767,542
20	331	Transmission and Distribution Mains	106,318,201	-	$ (232,406)	$ -	$ -	$ (4,335,660)	$ (7,626)	$ (20,854)			(6,701,706)		$ 95,019,948
21	333	Services	15,099,307	-	$ -	$ -	$ -	$ 995,317	$ -	$ (66)			-		$ 16,094,558
22	334	Meters and Meter Installations	16,080,307	-	$ -	$ -	$ -	$ (269,613)	$ -	$ (2,658)			-		$ 15,808,036
23	335	Hydrants	8,190,001	-	$ -	$ -	$ -	$ (80,243)	$ -	$ -			-		$ 8,109,758
24	336	Backflow Prevention Devices	68,587	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ 68,587
25	339	Other Plant and Misc. Equipment	666,563	-	$ -	$ -	$ -	$ 61,839	$ -	$ -			-		$ 728,402
26	340	Office Furniture and Equipment	742,335	(22,377)	$ -	$ -	$ -	$ -	$ -	$ -			-		$ 719,959
27	340.1	Computer & Software	1,585,037	(26,285)	$ -	$ -	$ -	$ -	$ (394)	$ -			-		$ 1,558,359
28	341	Transportation Equipment	1,335,152	-	$ -	$ -	$ -	$ (276,196)	$ -	$ -			-		$ 1,058,956
29	341.1	Transportation Equipment - Leased Vehicles	357,510	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ 357,510
30	342	Stores Equipment	26,554	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ 26,554
31	343	Tools, Shop and Garage Equipment	167,096	-	$ -	$ -	$ -	$ -	$ -	$ -			-		$ 167,096
32	344	Laboratory Equipment	192,786	-	$ -	$ -	$ -	$ (30,000)	$ -	$ -			-		$ 162,786
33	345	Power Operated Equipment	446,295	-	$ -	$ -	$ -	$ 230,341	$ -	$ -			-		$ 676,637
34	346	Communication Equipment	522,875	-	$ -	$ -	$ -	$ (30,000)	$ (388)	$ (11)			-		$ 492,476
35	347	Miscellaneous Equipment	257,181	(1,553)	$ -	$ -	$ -	$ (14,000)	$ -	$ -			-		$ 241,629
36	348	Other Tangible Plant	3,244,025	-	$ -	$ -	$ -	$ 32,809	$ -	$ -			-		$ 3,276,834
37		Gross Utility Plant in Service	$ 222,891,792	$ (1,030,406)	$ (3,644,562)	$ -	$ -	$ (9,007,517)	$ (54,205)	$ (66,088)	$ -	$ -	$ 0	$ -	$ 209,089,015
38		Less: Accumulated Depreciation	$ 62,437,755									$ (7,475,615)			$ 54,962,140
39		Net Utility Plant in Service	$ 160,454,037	$ (1,030,406)	$ (3,644,562)	$ -	$ -	$ (9,007,517)	$ (54,205)	$ (66,088)	$ -	$ 7,475,615	$ 0	$ -	$ 154,126,876
40															
41		DEDUCTIONS													
42		Contributions in Aid of Construction (CIAC)	$ 17,775,871	$ (93,675)	$ (278,783)								$ 430,801		$ 17,834,214
43		Less: Accumulated Amortization	(2,491,567)	$ 8,625	$ 17,607										$ (2,465,335)
44		Net CIAC	$ 15,284,304	$ (85,050)	$ (261,176)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 430,801	$ -	$ 15,368,879
45		Advances in Aid of Construction (AIAC)	$ 72,649,869												$ 72,649,869
46		Customer Security Deposits	782,166												$ 782,166
47		Accumulated Deferred Income Tax	$ 2,798,145											$ (1,276,028)	$ 1,522,117
48															
49		Total Deductions	$ 91,514,484	$ (85,050)	$ (261,176)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 430,801	$ (1,276,028)	$ 90,323,030
50															
51		*ADDITIONS:*													
52		Unamortized Finance Charges	$ -												$ -
53		Deferred Tax Assets	$ -												$ -
54		Allowance for Working Capital	$ (38,387)								$ (256,110)				$ (294,496)
55		Acquisition Adjustment	103,838												$ 103,838
56			$ -												$ -
57		Total Additions	$ 65,451	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (256,110)	$ -	$ -	$ -	$ (190,658)
58															
59		**ORIGINAL COST RATE BASE**	$ 69,005,005	$ (945,356)	$ (3,383,385)	$ -	$ -	$ (9,007,517)	$ (54,205)	$ (66,088)	$ (256,110)	$ 7,475,615	$ (430,801)	$ 1,276,028	$ 63,613,187
60															
61															
62															
63															
64

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Rate Base Adjustment No. 1 - Reclass to Wastewater

Settlement Schedule B-2
Page 3

Line No.	NARUC	Description		Settlement Adjustment
1	301	Organization		$ -
2	302	Franchises		-
3	303	Land and Land Rights		-
4	304	Structures and Improvements		(941,833)
5	305	Collecting & Improving Reservoirs		-
6	306	Lake, River, Canal Intakes		-
7	307	Wells and Springs		(1,941)
8	308	Infiltration Galleries		-
9	309	Supply Mains		-
10	310	Power Generation Equipment		(29,681)
11	311	Pumping Equipment		(6,736)
12	320	Water Treatment Equipment		-
13	320.1	Water Treatment Plants		-
14	320.2	Solution Chemical Feeders		-
15	320.3	Point-of-Use Treatment Devices		-
16	330	Distribution Reservoirs and Standpipes		-
17	330.1	Storage Tanks		-
18	330.2	Pressure Tanks		-
19	331	Transmission and Distribution Mains		-
20	333	Services		-
21	334	Meters and Meter Installations		-
22	335	Hydrants		-
23	336	Backflow Prevention Devices		-
24	339	Other Plant and Misc. Equipment		-
25	340	Office Furniture and Equipment		(22,377)
26	340.1	Computer & Software		(26,285)
27	341	Transportation Equipment		-
28	341.1	Transportation Equipment - Leased Vehicles		-
29	342	Stores Equipment		-
30	343	Tools, Shop and Garage Equipment		-
31	344	Laboratory Equipment		-
32	345	Power Operated Equipment		-
33	346	Communication Equipment		-
34	347	Miscellaneous Equipment		(1,553)
35	348	Other Tangible Plant		-
36			Total	$ (1,030,406)
37				
38				
39		**<u>Adjustment 3 (B-2 page2)</u>**		
40		CIAC		$ (93,675)
41		Amortization of CIAC		$ 8,625
42		Total		(85,050)
43				
44	Supporting Schedules		Recap Schedules	
45	Work papers		B-2 page 2	
46

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule B-2

Test Year Ended December 31, 2024 Page 4

Rate Base Adjustment No. 2 - Plant Held for Future Use

Line No.	NARUC	Description	Settlement Adjustment
1			
2	301	Organization	$ -
3	302	Franchises	$ -
4	303	Land and Land Rights	$ -
5	304	Structures and Improvements	$ (3,105,226)
6	305	Collecting & Improving Reservoirs	$ -
7	306	Lake, River, Canal Intakes	$ -
8	307	Wells and Springs	$ -
9	308	Infiltration Galleries	$ -
10	309	Supply Mains	$ -
11	310	Power Generation Equipment	$ -
12	311	Pumping Equipment	$ -
13	320	Water Treatment Equipment	$ -
14	320.1	Water Treatment Plants	$ (5,348)
15	320.2	Solution Chemical Feeders	$ -
16	320.3	Point-of-Use Treatment Devices	$ -
17	330	Distribution Reservoirs and Standpipes	$ -
18	330.1	Storage Tanks	$ (301,582)
19	330.2	Pressure Tanks	$ -
20	331	Transmission and Distribution Mains	$ (232,406)
21	333	Services	$ -
22	334	Meters and Meter Installations	$ -
23	335	Hydrants	$ -
24	336	Backflow Prevention Devices	$ -
25	339	Other Plant and Misc. Equipment	$ -
26	340	Office Furniture and Equipment	$ -
27	340.1	Computer & Software	$ -
28	341	Transportation Equipment	$ -
29	341.1	Transportation Equipment - Leased Vehicles	$ -
30	342	Stores Equipment	$ -
31	343	Tools, Shop and Garage Equipment	$ -
32	344	Laboratory Equipment	$ -
33	345	Power Operated Equipment	$ -
34	346	Communication Equipment	$ -
35	347	Miscellaneous Equipment	$ -
36	348	Other Tangible Plant	$ -
37		Total	$ (3,644,562)
38			
39			
40		CIAC	$ (278,783)
41		Amortization of CIAC	$ 17,607
42			$ (261,176)
43			
44			
45	Supporting Schedules		Recap Schedules
46	Work papers		B-2, page 2
47			
48			
49			
50

Settlement Schedule B-2
Page 5

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Rate Base Adjustment No. 3 - Intentionally Left Blank

Line No.	NARUC Description	Settlement Adjustment
1		
2		
3		
4		
5		
6		
7		
8		
9		
10		
11		
12		
13		
14		
15		
16		
17		
18		
19		
20		
21		
22		
23

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule B-2
Test Year Ended December 31, 2024 Page 6
Rate Base Adjustment No. 4 - Intentionally Left Blank

Line No.	NARUC	Description	Settlement Adjustment
1			
2			
3			
4			
5			
6			
7			
8			
9			
10			
11			
12			
13			
14			
15			
16			
17			
18			
19			
20			
21			
22

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Rate Base Adjustment No. 5 - PTYP

Settlement Schedule B-2
Page 7

Line No.	NARUC	Description		Settlement Adjustment
1	301	Organization		$ -
2	302	Franchises		-
3	303	Land and Land Rights		-
4	304	Structures and Improvements		308,272
5	305	Collecting & Improving Reservoirs		-
6	306	Lake, River, Canal Intakes		-
7	307	Wells and Springs		(2,721,896)
8	308	Infiltration Galleries		-
9	309	Supply Mains		(15,651)
10	310	Power Generation Equipment		(750,000)
11	311	Pumping Equipment		(2,222,228)
12	320	Water Treatment Equipment		264,815
13	320.1	Water Treatment Plants		-
14	320.2	Solution Chemical Feeders		(150,000)
15	320.3	Point-of-Use Treatment Devices		-
16	330	Distribution Reservoirs and Standpipes		-
17	330.1	Storage Tanks		(5,425)
18	330.2	Pressure Tanks		-
19	331	Transmission and Distribution Mains		(4,335,660)
20	333	Services		995,317
21	334	Meters and Meter Installations		(269,613)
22	335	Hydrants		(80,243)
23	336	Backflow Prevention Devices		-
24	339	Other Plant and Misc. Equipment		61,839
25	340	Office Furniture and Equipment		-
26	340.1	Computer & Software		-
27	341	Transportation Equipment		(276,196)
28	341.1	Transportation Equipment - Leased Vehicles		-
29	342	Stores Equipment		-
30	343	Tools, Shop and Garage Equipment		-
31	344	Laboratory Equipment		(30,000)
32	345	Power Operated Equipment		230,341
33	346	Communication Equipment		(30,000)
34	347	Miscellaneous Equipment		(14,000)
35	348	Other Tangible Plant		32,809
36			Total	$ (9,007,517)
37				
38				
39				
40				
41				
42	Supporting Schedules			Recap Schedules
43	C-3, Direct B-2 page 2			B-2 page 2
44	Work papers

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Rate Base Adjustment No. 6 - AFUDC

Settlement Schedule B-2
Page 8

Line No.	NARUC	Description		Settlement Adjustment
1	301	Organization	$	-
2	302	Franchises	$	-
3	303	Land and Land Rights	$	-
4	304	Structures and Improvements	$	(36,687)
5	305	Collecting & Improving Reservoirs	$	-
6	306	Lake, River, Canal Intakes	$	-
7	307	Wells and Springs	$	(8,341)
8	308	Infiltration Galleries	$	-
9	309	Supply Mains	$	(2)
10	310	Power Generation Equipment	$	-
11	311	Pumping Equipment	$	(768)
12	320	Water Treatment Equipment	$	-
13	320.1	Water Treatment Plants	$	-
14	320.2	Solution Chemical Feeders	$	-
15	320.3	Point-of-Use Treatment Devices	$	-
16	330	Distribution Reservoirs and Standpipes	$	-
17	330.1	Storage Tanks	$	-
18	330.2	Pressure Tanks	$	-
19	331	Transmission and Distribution Mains	$	(7,626)
20	333	Services	$	-
21	334	Meters and Meter Installations	$	-
22	335	Hydrants	$	-
23	336	Backflow Prevention Devices	$	-
24	339	Other Plant and Misc. Equipment	$	-
25	340	Office Furniture and Equipment	$	-
26	340.1	Computer & Software	$	(394)
27	341	Transportation Equipment	$	-
28	341.1	Transportation Equipment - Leased Vehicles	$	-
29	342	Stores Equipment	$	-
30	343	Tools, Shop and Garage Equipment	$	-
31	344	Laboratory Equipment	$	-
32	345	Power Operated Equipment	$	-
33	346	Communication Equipment	$	(388)
34	347	Miscellaneous Equipment	$	-
35	348	Other Tangible Plant	$	-
36		Total	$	(54,205)
37				
38				
39				
40	Supporting Schedules		Recap Schedules	
41	Work papers		B-2, page 2

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule B-2
Test Year Ended December 31, 2024 Page 9
Rate Base Adjustment No. 7 - Capitalized Bonuses

Line No.	NARUC	Description		Settlement Adjustment
1	301	Organization	$	-
2	302	Franchises	$	-
3	303	Land and Land Rights	$	(515)
4	304	Structures and Improvements	$	(25,280)
5	305	Collecting & Improving Reservoirs	$	-
6	306	Lake, River, Canal Intakes	$	-
7	307	Wells and Springs	$	(13,909)
8	308	Infiltration Galleries	$	-
9	309	Supply Mains	$	(512)
10	310	Power Generation Equipment	$	-
11	311	Pumping Equipment	$	-
12	320	Water Treatment Equipment	$	-
13	320.1	Water Treatment Plants	$	(1,839)
14	320.2	Solution Chemical Feeders	$	-
15	320.3	Point-of-Use Treatment Devices	$	-
16	330	Distribution Reservoirs and Standpipes	$	-
17	330.1	Storage Tanks	$	(442)
18	330.2	Pressure Tanks	$	-
19	331	Transmission and Distribution Mains	$	(20,854)
20	333	Services	$	(66)
21	334	Meters and Meter Installations	$	(2,658)
22	335	Hydrants	$	-
23	336	Backflow Prevention Devices	$	-
24	339	Other Plant and Misc. Equipment	$	-
25	340	Office Furniture and Equipment	$	-
26	340.1	Computer & Software	$	-
27	341	Transportation Equipment	$	-
28	341.1	Transportation Equipment - Leased Vehicles	$	-
29	342	Stores Equipment	$	-
30	343	Tools, Shop and Garage Equipment	$	-
31	344	Laboratory Equipment	$	-
32	345	Power Operated Equipment	$	-
33	346	Communication Equipment	$	(11)
34	347	Miscellaneous Equipment	$	-
35	348	Other Tangible Plant	$	-
36		Total	$	(66,088)
37				
38				
39				
40	Supporting Schedules		Recap Schedules	
41	Work papers		B-2, page 2

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Rate Base Adjustment No. 8 - Allowance for Working Capital

Settlement Schedule B-2
Page 10

Line No.	NARUC	Description	Company Test Year As Filed	Staff Test Year Adjustments	Staff Test Year as Adjusted	Net Lag Days	Lead/Lag Factor	Dollar Days Company	Dollar Days Staff
1	601	Salaries and Wages (Biweekly Payroll)	$ 3,762,054	$ -	$ 3,762,054	37.32	0.1023	$ 384,678	$ 384,678
2	601	Salaries and Wages (Incentive Pay)	$ 464,128	$ (285,600)	$ 178,528	-158.05	-0.4330	$ (200,979)	$ (77,307)
3	601	Salaries and Wages (Other)	$ 835	$ -	$ 835	-10.20	-0.0280	$ (23)	$ (23)
4	604	Employee Pensions and Benefits - (401k)	$ 125,342	$ -	$ 125,342	-20.05	-0.0549	$ (6,887)	$ (6,887)
5	604	Employee Pensions and Benefits - (Insurance Benefits)	$ 750,219	$ (141,732)	$ 608,487	133.50	0.3657	$ 274,387	$ 222,549
6	604	Employee Pensions and Benefits - (Other)	$ 98,741	$ (42,848)	$ 55,893	-10.20	-0.0280	$ (2,760)	$ (1,562)
7	610	Purchased Water	$ 7,229	$ -	$ 7,229	-10.20	-0.0280	$ (202)	$ (202)
8	615	Purchased Power	$ 1,132,866	$ -	$ 1,132,866	14.49	0.0397	$ 44,973	$ 44,973
9	616	Fuel for Power Production	$ 5,198	$ -	$ 5,198	14.49	0.0397	$ 206	$ 206
10	618	Chemicals	$ 114,545	$ 240,000	$ 354,545	-10.20	-0.0280	$ (3,202)	$ (9,910)
11	620	Materials and Supplies	$ 39,163	$ -	$ 39,163	-10.20	-0.0280	$ (1,095)	$ (1,095)
12	620.1	Repairs and Maintenance	$ 67,883	$ -	$ 67,883	-10.20	-0.0280	$ (1,898)	$ (1,898)
13	620.1	Office Supplies and Expense	$ 440,099	$ (8,622)	$ 431,477	-10.20	-0.0280	$ (12,302)	$ (12,061)
14	631	Contractual Services -Engineering	$ -	$ -	$ -	0.00	0.0000	$ -	$ -
15	632	Contractual Services - Accounting	$ 366,951	$ -	$ 366,951	-10.20	-0.0280	$ (10,257)	$ (10,257)
16	633	Contractual Services - Legal	$ 168,549	$ -	$ 168,549	-10.20	-0.0280	$ (4,711)	$ (4,711)
17	634	Contractual Services - Management Fees	$ -	$ -	$ -	0.00	0.0000	$ -	$ -
18	635	Contractual Services - Water Testing	$ 87,203	$ (14,218)	$ 72,985	-10.20	-0.0280	$ (2,438)	$ (2,040)
19	636	Contractual Services - Other	$ 1,039,571	$ (32,370)	$ 1,007,201	-10.20	-0.0280	$ (29,059)	$ (28,154)
20	641	Rental of Building/Real Property	$ 168,493	$ -	$ 168,493	-10.20	-0.0280	$ (4,710)	$ (4,710)
21	642	Rental of Equipment	$ 10	$ -	$ 10	-10.20	-0.0280	$ (0)	$ (0)
22	650	Transportation Expenses	$ 163,199	$ (1,397)	$ 161,802	-10.20	-0.0280	$ (4,562)	$ (4,523)
23	657	Insurance - General Liability	$ 395,989	$ (56,754)	$ 339,235	133.50	0.3657	$ 144,830	$ 124,073
24	658	Insurance - Worker's Comp	$ 43,530	$ -	$ 43,530	133.50	0.3657	$ 15,921	$ 15,921
25	660	Advertising	$ -	$ -	$ -	0.00	0.0000	$ -	$ -
26	665	Regulatory Commission Expense - Rate	$ -	$ -	$ -	0.00	0.0000	$ -	$ -
27	667	Regulatory Commission Expense - Other	$ 41,421	$ -	$ 41,421	-10.20	-0.0280	$ (1,158)	$ (1,158)
28	668	Water Resources Conservation Expense	$ 50,000	$ (50,000)	$ -	-10.20	-0.0280	$ (1,398)	$ -
29	670	Bad Debt Expense	$ 31,241	$ -	$ 31,241	-10.20	-0.0280	$ (873)	$ (873)
30	675	Miscellaneous Expense	$ 1,453,586	$ (82,418)	$ 1,371,168	-10.20	-0.0280	$ (40,631)	$ (38,328)
31	403	Depreciation Expense	$ 6,797,834	$ (593,933)	$ 6,203,901	0.00	0.0000	$ -	$ -
32	408	Taxes Other Than Income	$ 97,114	$ -	$ 97,114	-10.20	-0.0280	$ (2,715)	$ (2,715)
33	408.11	Property Taxes	$ 1,319,558	$ (79,973)	$ 1,239,585	-168.05	-0.4604	$ (607,554)	$ (570,732)
34	408.12	Payroll Taxes	$ 383,534	$ -	$ 383,534	32.32	0.0886	$ 33,963	$ 33,963
35	409	Income Taxes	$ 246,668	$ 316,306	$ 562,974	7.95	0.0218	$ 5,370	$ 12,256
36	427.1	Customer Security Deposit Interest	$ 89,676	$ -	$ 89,676	-10.20	-0.0280	$ (2,507)	$ (2,507)
37		Interest	$ -	$ 1,405,851	$ 1,405,851	-91.25	-0.2500	$ -	$ (351,463)
38		Application Difference						$ (796)	$ -
39		Total	$ 19,952,429	$ 572,291	$ 20,524,720				
40									
41		WORKING CASH REQUIREMENT COMPANY PROPOSED						$ (38,387)	
42		WORKING CASH REQUIREMENT STAFF RECOMMENDED							$ (294,496)
43		WORKING CASH REQUIREMENT ADJUSTMENT							$ (256,110)
44									
45		Cash Working Capital Requirement (Co Schedule B-5)	$ (38,387)	$ (256,110)	$ (294,496)				
46		Required Bank Balances	$ -	$ -	$ -				
47		Material and Supplies Inventories	$ -	$ -	$ -				
48		Prepayments	$ -	$ -	$ -				
49		Allowance for Working Capital	$ (38,387)	$ (256,110)	$ (294,496)				
50									
51	Supporting Schedules						Recap Schedules		
52	Work papers						B-2, page 2

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Rate Base Adjustment No. 9 - Accumulated Depreciation

Settlement Schedule B-2
Page 11

Line No.	NARUC	Description	Company as Filed	Adjustment	Staff Adjusted
1	301	Organization	$ -	$ -	$ -
2	302	Franchises	$ -	$ -	$ -
3	303	Land and Land Rights	$ -	$ -	$ -
4	304	Structures and Improvements	$ 6,285,539	$ (2,715,540)	$ 3,569,999
5	305	Collecting & Improving Reservoirs	$ -	$ -	$ -
6	306	Lake, River, Canal Intakes	$ 858	$ -	$ 858
7	307	Wells and Springs	$ 3,895,540	$ (7,113)	$ 3,888,427
8	308	Infiltration Galleries	$ -	$ -	$ -
9	309	Supply Mains	$ 924,259	$ (15,927)	$ 908,332
10	310	Power Generation Equipment	$ 413,430	$ (74,634)	$ 338,796
11	311	Pumping Equipment	$ 8,244,174	$ (283,797)	$ 7,960,377
12	320	Water Treatment Equipment	$ 36,733	$ 20,651	$ 57,383
13	320.1	Water Treatment Plants	$ 314,124	$ (747)	$ 313,377
14	320.2	Solution Chemical Feeders	$ 197,937	$ (21,837)	$ 176,100
15	320.3	Point-of-Use Treatment Devices	$ -	$ -	$ -
16	330	Distribution Reservoirs and Standpipes	$ -	$ 39	$ 39
17	330.1	Storage Tanks	$ 964,065	$ (19,960)	$ 944,104
18	330.2	Pressure Tanks	$ 714,690	$ 1,187	$ 715,876
19	331	Transmission and Distribution Mains	$ 19,302,238	$ (3,379,361)	$ 15,922,877
20	333	Services	$ 3,884,391	$ 14,202	$ 3,898,593
21	334	Meters and Meter Installations	$ 8,560,776	$ (119,240)	$ 8,441,536
22	335	Hydrants	$ 1,782,534	$ (11,516)	$ 1,771,018
23	336	Backflow Prevention Devices	$ 25,661	$ 80	$ 25,741
24	339	Other Plant and Misc. Equipment	$ 332,095	$ (690)	$ 331,405
25	340	Office Furniture and Equipment	$ 504,149	$ (24,210)	$ 479,939
26	340.1	Computer & Software	$ 1,147,751	$ 111,450	$ 1,259,201
27	341	Transportation Equipment	$ 972,858	$ (786,397)	$ 186,462
28	341.1	Transportation Equipment - Leased Vehicles	$ 95,180	$ (50,491)	$ 44,689
29	342	Stores Equipment	$ 2,841	$ (888)	$ 1,953
30	343	Tools, Shop and Garage Equipment	$ 87,760	$ (402)	$ 87,359
31	344	Laboratory Equipment	$ 139,236	$ (9,362)	$ 129,874
32	345	Power Operated Equipment	$ 143,669	$ 5,759	$ 149,428
33	346	Communication Equipment	$ 376,286	$ (3,108)	$ 373,178
34	347	Miscellaneous Equipment	$ 181,603	$ (111,062)	$ 70,540
35	348	Other Tangible Plant	$ 2,907,377	$ 7,301	$ 2,914,678
36		Total	$ 62,437,755	$ (7,475,615)	$ 54,962,140
37					
38					

Line No.	Supporting Schedules	Recap Schedules
39	Supporting Schedules	Recap Schedules
40	Work papers	B-2, page 2
41

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule B-2
Test Year Ended December 31, 2024 Page 12

Rate Base Adjustment No. 10 - CIAC

Line No.				Settlement Adjustment
1				
2	**As filed:**			
3	NARUC #	NARUC Description	Asset Cost	
4	331	Transmission and Distribution Mains	$	(7,654,082)
5				
	Updated Asset Details:			
6				
7	NARUC #	NARUC Description		
8	304	Structures and Improvements	$	465,430
9	307	Wells and Springs	$	5,086,605
10	310	Power Generation Equipment	$	121,697
11	311	Pumping Equipment	$	50,255
12	320	Water Treatment Equipment	$	974,234
13	330	Distribution Reservoirs and Standpipes	$	3,485
14	331	Transmission and Distribution Mains	$	952,375
15		TOTAL	$	7,654,082
16				
17				
18				
19				
20				
21				
22	CIAC Increase (decrease)		$	430,801
23				
24	Supporting Schedules		Recap Schedules	
25	Work papers		B-2, page 2	
26				
27				
28

Settlement Schedule B-2
Page 13

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Rate Base Adjustment No. 11 - ADIT

Line No.	NARUC	Description	Test Year as Filed	Corrected Test Year	Settlement Adjustment
1					
2					
3	281	Accumulated Deferred Income Tax Liability (Asset)	$ 2,798,145	$ 2,721,440	$ (76,705)
4					
5	281	Accumulated Deferred Income Tax Liability (Asset)	$ -	($1,199,323)	$ (1,199,323)
6					
7					
8	Supporting Schedules		Recap Schedules		
9	Work papers		B-2, page 2		
10

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Adjusted Test Year Income Statement

Settlement Schedule C-1

Line No.			[A] Adjusted Test Year As Filed	[B] Settlement Adjustments	[C] Settlement Adjusted	[D] Proposed Rate Increase	[E] Adjusted with Rate Increase
1	**Operating Revenue**						
2	461	Metered Water Revenue	$ 21,642,150	$ -	$ 21,642,150	$ 2,254,822	$ 23,896,972
3	460	Unmetered Water Revenue	-	-	-	-	-
4	462	Fire Protection Revenue	-	-	-	-	-
5	469	Guaranteed Revenues (Surcharges)	-	-	-	-	-
6	471	Miscellaneous Service Revenues	-	-	-	-	-
7	474	Other Water Revenue	583,172	-	583,172	-	583,172
8	**Total Revenues**		$ 22,225,322	$ -	$ 22,225,322	$ 2,254,822	$ 24,480,144
9							
10	**Operating Expenses**						
11	601	Salaries and Wages	$ 4,227,017	$ (285,600)	$ 3,941,417	$ -	$ 3,941,417
12	604	Employee Pensions and Benefits	974,302	(184,580)	789,722	-	789,722
13	610	Purchased Water	7,229	-	7,229	-	7,229
14	615	Purchased Power	1,132,866	-	1,132,866	-	1,132,866
15	616	Fuel for Power Production	5,198	-	5,198	-	5,198
16	618	Chemicals	114,545	240,000	354,545	-	354,545
17	620	Materials and Supplies	39,163	-	39,163	-	39,163
18	620.1	Repairs and Maintenance	67,883	-	67,883	-	67,883
19	620.2	Office Supplies and Expense	440,099	(8,622)	431,477	-	431,477
20	630	Contractual Services	-	-	-	-	-
21	631	Contractual Services - Engineering	-	-	-	-	-
22	632	Contractual Services - Accounting	366,951	-	366,951	-	366,951
23	633	Contractual Services - Legal	168,549	-	168,549	-	168,549
24	634	Contractual Services - Management Fees	-	-	-	-	-
25	635	Contractual Services - Water Testing	87,203	(14,218)	72,985	-	72,985
26	636	Contractual Services - Other	1,039,571	(32,370)	1,007,201	-	1,007,201
27	640	Rents	-	-	-	-	-
28	641	Rental of Building/Real Property	168,493	-	168,493	-	168,493
29	642	Rental of Equipment	10	-	10	-	10
30	650	Transportation Expenses	163,199	(1,397)	161,802	-	161,802
31	656	Insurance - Vehicles	-	-	-	-	-
32	657	Insurance - General Liability	395,989	(56,754)	339,235	-	339,235
33	658	Insurance - Worker's Comp	43,530	-	43,530	-	43,530
34	657.1	Insurance - Health and Life	-	-	-	-	-
35	660	Advertising	-	-	-	-	-
36	665	Regulatory Commission Expense - Rate	-	-	-	-	-
37	667	Regulatory Commission Expense - Other	41,421	-	41,421	-	41,421
38	668	Water Resource Conservation Expense	50,000	(50,000)	-	-	-
39	670	Bad Debt Expense	31,241	-	31,241	3,170	34,411
40	675	Miscellaneous Expense	1,453,586	(82,418)	1,371,168	-	1,371,168
41	403	Depreciation Expense	6,797,834	(593,933)	6,203,900	-	6,203,900
42	408	Taxes Other Than Income	97,114	-	97,114	-	97,114
43	408.11	Property Taxes	1,319,558	(79,973)	1,239,585	41,162	1,280,747
44	408.12	Payroll Taxes	383,534	-	383,534	-	383,534
45	409	Income Taxes	246,668	316,306	562,974	-	562,974
46	427.1	Customer Security Deposit Interest	89,676	-	89,676	-	89,676
47	**Total Operating Expenses**		$ 19,952,429	$ (833,560)	$ 19,118,869	$ 44,331	$ 19,163,200
48							
49	**Operating Income / (Loss)**		$ 2,272,893	$ 833,560	$ 3,106,453	$ 2,210,491	$ 5,316,943
50							
51	**Other Income / (Expense)**						
52	414	Gain/Loss on Dispositions	$ (13,631)	$ -	$ (13,631)	$ -	$ (13,631)
53	419	Interest and Dividend Income	22,325	-	22,325	-	22,325
54	421	Non-Utility Income	27,662	-	27,662	-	27,662
55	426	Miscellaneous Non-Utility (Expense)	(780)	-	(780)	-	(780)
56	427	Interest (Expense)	(1,527,771)	-	(1,527,771)	-	(1,527,771)
57	**Total Other Income / (Expense)**		$ (1,492,194)	$ -	$ (1,492,194)	$ -	$ (1,492,194)
58							
59	**Net Income / (Loss)**		$ 780,698	$ 833,560	$ 1,614,258	$ 2,210,491	$ 3,824,749
60							
61	Supporting Schedules:					Recap Schedules	
62	Direct C-1					A-1	
63	C-2

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Adjusted Test Year Income Statement

Settlement Schedule C-2
Page 1

Line No.			Adjusted Test Year As Filed	1 Cont Serv - Testing ADJ No. 1 C-2 page 2	2 Cont Serv- Other ADJ No. 2 C-2 page 3	3 Salaries and Wages - Incentive Pay ADJ No. 3 C-2 page 4	4 Pensions & Benefits ADJ No. 4 C-2 page 5	5 Misc. Expenses ADJ No. 5 C-2 page 6	6 Office Supplies ADJ No. 6 C-2 page 7	7 Uranium Media Treatment ADJ No. 7 C-2 page 8
1	**Operating Revenue**									
2	461	Metered Water Revenue	$ 21,642,150							
3	460	Unmetered Water Revenue	-							
4	462	Fire Protection Revenue	-							
5	469	Guaranteed Revenues (Surcharges)	-							
6	471	Miscellaneous Service Revenues	-							
7	474	Other Water Revenue	583,172							
8	**Total Revenues**		$ 22,225,322	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9										
10	**Operating Expenses**									
11	601	Salaries and Wages	$ 4,227,017			$ (285,600)				
12	604	Employee Pensions and Benefits	974,302				$ (184,580)			
13	610	Purchased Water	7,229							
14	615	Purchased Power	1,132,866							
15	616	Fuel for Power Production	5,198							
16	618	Chemicals	114,545							$ 240,000
17	620	Materials and Supplies	39,163							
18	620.1	Repairs and Maintenance	67,883							
19	620.2	Office Supplies and Expense	440,099						$ (8,622)	
20	630	Contractual Services	-							
21	631	Contractual Services - Engineering	-							
22	632	Contractual Services - Accounting	366,951							
23	633	Contractual Services - Legal	168,549							
24	634	Contractual Services - Management Fees	-							
25	635	Contractual Services - Water Testing	87,203	$ (14,218)						
26	636	Contractual Services - Other	1,039,571		$ (32,370)					
27	640	Rents	-							
28	641	Rental of Building/Real Property	168,493							
29	642	Rental of Equipment	10							
30	650	Transportation Expenses	163,199							
31	656	Insurance - Vehicles	-							
32	657	Insurance - General Liability	395,989							
33	658	Insurance - Worker's Comp	43,530							
34	657.1	Insurance - Health and Life	-							
35	660	Advertising	-							
36	665	Regulatory Commission Expense - Rate	-							
37	667	Regulatory Commission Expense - Other	41,421							
38	668	Water Resource Conservation Expense	50,000							
39	670	Bad Debt Expense	31,241							
40	675	Miscellaneous Expense	1,453,586					$ (70,737)		
41	403	Depreciation Expense	6,797,834							
42	408	Taxes Other Than Income	97,114							
43	408.11	Property Taxes	1,319,558							
44	408.12	Payroll Taxes	383,534							
45	409	Income Taxes	246,668							
46	427.1	Customer Security Deposit Interest	89,676							
47										
48	**Total Operating Expenses**		$ 19,952,429	$ (14,218)	$ (32,370)	$ (285,600)	$ (184,580)	$ (70,737)	$ (8,622)	$ 240,000
49										
50	**Operating Income / (Loss)**		$ 2,272,893	$ 14,218	$ 32,370	$ 285,600	$ 184,580	$ 70,737	$ 8,622	$ (240,000)
51										
52	**Other Income / (Expense)**									
53	414	Gain/Loss on Dispositions	$ (13,631)							
54	419	Interest and Dividend Income	22,325							
55	421	Non-Utility Income	27,662							
56	426	Miscellaneous Non-Utility (Expense)	(780)							
57	427	Interest (Expense)	(1,527,771)							
58										
59	**Total Other Income / (Expense)**		$ (1,492,194)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
60										
61	**Net Income / (Loss)**		$ 780,698	$ 14,218	$ 32,370	$ 285,600	$ 184,580	$ 70,737	$ 8,622	$ (240,000)
62										
63	Supporting Schedules:		Recap Schedules							
64	C-2 p2-12		C-1							
65

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Adjusted Test Year Income Statement

Settlement Schedule C-2
Page 1.2

Line No.			8	9	10	11	12	13	14	15	
			Water Resource Conservation ADJ No. 8	NAWC Fees ADJ No. 9	DO Insurance ADJ No. 10	European Roadshow ADJ No. 11	Charitable Contributions ADJ No. 12	Depreciation ADJ No. 13	Property Tax ADJ No. 14	Income Tax ADJ No. 15	Settlement Adjusted
			C-2 page 9	C-2 page 10	C-2 page 11	C-2 page 12	C-2 page 13	C-2 page 14	C-2 page 15	C-2 page 16	
1	**Operating Revenue**										
2	461	Metered Water Revenue									$ 21,642,150
3	460	Unmetered Water Revenue									-
4	462	Fire Protection Revenue									-
5	469	Guaranteed Revenues (Surcharges)									-
6	471	Miscellaneous Service Revenues									-
7	474	Other Water Revenue									583,171.51
8	**Total Revenues**		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 22,225,322
9											
10	**Operating Expenses**										
11	601	Salaries and Wages									$ 3,941,417
12	604	Employee Pensions and Benefits									789,722
13	610	Purchased Water									7,229
14	615	Purchased Power									1,132,866
15	616	Fuel for Power Production									5,198
16	618	Chemicals									354,545
17	620	Materials and Supplies									39,163
18	620.1	Repairs and Maintenance									67,883
19	620.2	Office Supplies and Expense									431,477
20	630	Contractual Services									-
21	631	Contractual Services - Engineering									-
22	632	Contractual Services - Accounting									366,951
23	633	Contractual Services - Legal									168,549
24	634	Contractual Services - Management Fees									-
25	635	Contractual Services - Water Testing									72,985
26	636	Contractual Services - Other									1,007,201
27	640	Rents									-
28	641	Rental of Building/Real Property									168,493
29	642	Rental of Equipment									10
30	650	Transportation Expenses				$ (1,397)					161,802
31	656	Insurance - Vehicles									-
32	657	Insurance - General Liability			$ (56,754)						339,235
33	658	Insurance - Worker's Comp									43,530
34	657.1	Insurance - Health and Life									-
35	660	Advertising									-
36	665	Regulatory Commission Expense - Rate									-
37	667	Regulatory Commission Expense - Other									41,421
38	668	Water Resource Conservation Expense	$ (50,000)								-
39	670	Bad Debt Expense									31,241
40	675	Miscellaneous Expense		$ (9,815)			$ (1,867)				1,371,168
41	403	Depreciation Expense						$ (593,933)			6,203,900
42	408	Taxes Other Than Income									97,114
43	408.11	Property Taxes							$ (79,973)		1,239,585
44	408.12	Payroll Taxes									383,534
45	409	Income Taxes								$ 316,306	562,974
46	427.1	Customer Security Deposit Interest									89,676
47											
48	**Total Operating Expenses**		$ (50,000)	$ (9,815)	$ (56,754)	$ (1,397)	$ (1,867)	$ (593,933)	$ (79,973)	$ 316,306	$ 19,118,869
49											
50	**Operating Income / (Loss)**		$ 50,000	$ 9,815	$ 56,754	$ 1,397	$ 1,867	$ 593,933	$ 79,973	$ (316,306)	$ 3,106,453
51											
52	**Other Income / (Expense)**										
53	414	Gain/Loss on Dispositions									$ (13,631)
54	419	Interest and Dividend Income									22,325
55	421	Non-Utility Income									27,662
56	426	Miscellaneous Non-Utility (Expense)									(780)
57	427	Interest (Expense)									(1,527,771)
58											
59	**Total Other Income / (Expense)**		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (1,492,194)
60											
61	**Net Income / (Loss)**		$ 50,000	$ 9,815	$ 56,754	$ 1,397	$ 1,867	$ 593,933	$ 79,973	$ (316,306)	$ 1,614,258
62											
63	Supporting Schedules:										
64	C-2 p2-12										
65

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 1
Water Testing Fees

Settlement Schedule C-2
Page 2

Line No.	NARUC	Description	Company Proposed	Adjustment	Settlement Adjusted
1					
2	635	Contractual Services - Water Testing	$ 87,203	$ (14,218)	72,985
3		Total	$ 87,203	$ (14,218)	$ 72,985
4					
5					
6					
7		Total Adjustment			$ (14,218)
8					
9					
10					
11					
12					
13					
14					
15					
16					
17					
18					
19					
20					
21					
22					
23					
24					
25

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 2
Professional Services Fees

Settlement Schedule C-2
Page 3

Line No.	NARUC	Description	Company Proposed	Adjustment	Settlement Adjusted
1					
2	636	Contractual Services - Other	$ 1,039,571	$ (32,370)	1,007,201
3		Total	$ 1,039,571	$ (32,370)	$ 1,007,201
4					
5					
6					
7		Total Adjustment			$ (32,370)
8					
9					
10					
11					
12					
13					
14					
15					
16					
17					
18

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 3
Bonus/Incentive Pay

Settlement Schedule C-2
Page 4

Line No.	NARUC	Description	Company Proposed		Adjustment		Settlement Adjusted
1							
2	601	Salaries and Wages	$	4,227,017	$	(285,600)	3,941,417
3		Total	$	4,227,017	$	(285,600)	$ 3,941,417
4							
5							
6							
7		Total Adjustment					$ (285,600)
8							
9

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 4
Employee Relations

Settlement Schedule C-2
Page 5

Line No.	NARUC	Description	Company Proposed	Adjustment	Settlement Adjusted
1					
2	604	Employee Pensions and Benefits	$ 974,302	$ (184,580)	789,722
3		Total	$ 974,302	$ (184,580)	$ 789,722
4					
5					
6					
7		Total Adjustment			$ (184,580)
8					
9

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 5
Board of Directors Fees

Settlement Schedule C-2
Page 6

Line No.	NARUC	Description	Company Proposed	Adjustment	Settlement Adjusted
1					
2	675	Miscellaneous Expense	$ 1,453,586	$ (70,737)	1,382,849
3		Total	$ 1,453,586	$ (70,737)	$ 1,382,849
4					
5					
6					
7		Total Adjustment			$ (70,737)
8					
9

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 6
Office Supplies

Settlement Schedule C-2
Page 7

Line No.	NARUC	Description	Company Proposed	Adjustment	Settlement Adjusted
1					
2	620.2	Office Supplies and Expense	$ 440,099	$ (8,622)	431,477
3		Total	$ 440,099	$ (8,622)	$ 431,477
4					
5					
6					
7		Total Adjustment			$ (8,622)
8					
9

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 7
Uranium Media Treatment

Settlement Schedule C-2
Page 8

Line No.	NARUC	Description	Company Proposed	Adjustment	Settlement Adjusted
1					
2	618	Chemicals	$ 114,545	$ 240,000	354,545
3		Total	$ 114,545	$ 240,000	$ 354,545
4					
5					
6					
7		Total Adjustment			$ 240,000
8					
9					
10					
11					
12					
13					
14					
15					
16					
17					
18					
19					
20					
21					
22					
23					
24					
25					
26					
27					
28					
29					
30					
31					
32					
33

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 8
Water Conservation Expense

Settlement Schedule C-2
Page 9

Line No.	NARUC	Description	Company Proposed	Adjustment	Settlement Adjusted
1					
2	668	Water Resource Conservation Expense	$ 50,000	$ (50,000)	-
3		Total	$ 50,000	$ (50,000)	$ -
4					
5					
6					
7		Total Adjustment			$ (50,000)
8					
9					
10					
11					
12					
13					
14					
15					
16					
17					
18					
19					
20					
21					
22					
23					
24					
25

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 9
NAWC Fees

Settlement Schedule C-2
Page 10

Line No.	NARUC	Description	Amount in Adjusted Test Year	Adjustment	Settlement Adjusted
1					
2	675	Miscellaneous Expense			
3					
4		NAWC Fees	$ 19,629	$ (9,815)	$ 9,815
5					
6					
7					
8		Total Adjustment			$ (9,815)
9					
10					
11					
12					
13					
14					
15					
16

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 10
D&O Insurance

Settlement Schedule C-2
Page 11

Line No.	NARUC	Description	Amount in Adjusted Test Year	Adjustment	Settlement Adjusted
1					
2	657	Insurance - General Liability			
3					
4		D&O Insurance	$ 113,508	$ (56,754)	$ 56,754
5					
6					
7		Total Adjustment			$ (56,754)
8					
9					
10					
11					
12					
13

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 11
European Road Show

Settlement Schedule C-2
Page 12

Line No.	NARUC	Description	Company Proposed	Adjustment	Settlement Adjusted
1					
2	650	Transportation Expenses	$ 163,199	$ (1,397)	161,802
3		Total	$ 163,199	$ (1,397)	$ 161,802
4					
5					
6		Total Adjustment			$ (1,397)
7					
8					
9					
10					
11					
12					
13

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 12
Charitable Contributions

Settlement Schedule C-2
Page 13

Line No.	NARUC	Description	Amount in Adjusted Test Year	Adjustment	Settlement Adjusted
1					
2	675	Miscellaneous Expense			
3					
4		Charitable Contributions	$ 1,867	$ (1,867)	$ -
5					
6					
7		Total Adjustment			$ (1,867)
8					
9					
10					
11					
12					
13

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 13
Annualized Depreciation and Amortization

Settlement Schedule C-2
Page 14

Line No.	NARUC	Description	Settlement Adjusted PIS	Fully or Non-Depr Plant	Depreciable Plant	Rate	Depreciation
1	301	Organization	$ 72,896	$ 72,896	$ -	0.00%	$ -
2	302	Franchises	$ 300,241	300,241	-	0.00%	-
3	303	Land and Land Rights	$ 263,901	263,901	-	0.00%	-
4	304	Structures and Improvements	$ 20,518,059	-	20,518,059	3.33%	683,251
5	305	Collecting & Improving Reservoirs	$ -	-	-	2.50%	-
6	306	Lake, River, Canal Intakes	$ 1,855	-	1,855	2.50%	46
7	307	Wells and Springs	$ 20,527,110	-	20,527,110	3.33%	683,553
8	308	Infiltration Galleries	$ -	-	-	6.67%	-
9	309	Supply Mains	$ 3,006,741	-	3,006,741	2.00%	60,135
10	310	Power Generation Equipment	$ 1,236,710	-	1,236,710	5.00%	61,836
11	311	Pumping Equipment	$ 10,706,874	6,933,178	3,773,696	12.50%	471,712
12	320	Water Treatment Equipment	$ 2,305,948	-	2,305,948	3.33%	76,788
13	320.1	Water Treatment Plants	$ 669,818	-	669,818	3.33%	22,305
14	320.2	Solution Chemical Feeders	$ 477,387	46,087	431,300	20.00%	86,260
15	320.3	Point-of-Use Treatment Devices	$ -	-	-	10.00%	-
16	330	Distribution Reservoirs and Standpipes	$ 3,485	-	3,485	2.22%	77
17	330.1	Storage Tanks	$ 3,662,362	-	3,662,362	2.22%	81,304
18	330.2	Pressure Tanks	$ 767,542	47,464	720,079	5.00%	36,004
19	331	Transmission and Distribution Mains	$ 95,019,948	-	95,019,948	2.00%	1,900,399
20	333	Services	$ 16,094,558	-	16,094,558	3.33%	535,949
21	334	Meters and Meter Installations	$ 15,808,036	79,031	15,729,005	8.33%	1,310,226
22	335	Hydrants	$ 8,109,758	-	8,109,758	2.00%	162,195
23	336	Backflow Prevention Devices	$ 68,587	11,549	57,039	6.67%	3,804
24	339	Other Plant and Misc. Equipment	$ 728,402	145,236	583,166	6.67%	38,897
25	340	Office Furniture and Equipment	$ 719,959	402,529	317,430	6.67%	21,173
26	340.1	Computer & Software	$ 1,558,359	216,199	1,342,160	20.00%	268,432
27	341	Transportation Equipment	$ 1,058,956	618,706	440,250	20.00%	88,050
28	341.1	Transportation Equipment - Leased Vehi	$ 357,510	-	357,510	25.00%	89,377
29	342	Stores Equipment	$ 26,554	-	26,554	4.00%	1,062
30	343	Tools, Shop and Garage Equipment	$ 167,096	-	167,096	5.00%	8,355
31	344	Laboratory Equipment	$ 162,786	21,651	141,136	10.00%	14,114
32	345	Power Operated Equipment	$ 676,637	-	676,637	5.00%	33,832
33	346	Communication Equipment	$ 492,476	319,749	172,726	10.00%	17,273
34	347	Miscellaneous Equipment	$ 241,629	95,536	146,093	10.00%	14,609
35	348	Other Tangible Plant	$ 3,276,834	2,764,042	512,792	10.00%	51,279
36							
37		Total	$ 209,089,015	$ 12,337,995	$ 196,751,020		$ 6,822,298
38							
39		Amortization of CIAC		Gross CIAC	Amort. Rate		
40		Contributions in Aid of Construction (CIAC)		$ 17,834,214	3.47%		$ (618,397)
41							
42						Total	$ 6,203,900
43						Adjusted TY Depreciation and Amortization Expense	$ 6,797,834
44						Increase(Decrease) in Depreciation and Amortization Expense	$ (593,933)
45							
46	Supporting Schedules:				Recap Schedules		
47	B-2, page 2				C-2		
48	Work papers						
49							
50

Settlement Schedule C-2
Page 15

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Income Statement Adjustment 14
Property Taxes

Line No.		Rejoinder Adjusted	Proposed
1	Adjusted Test Year Revenues	$ 22,225,322	$ 22,225,322
2	Weight Factor	2	2
3	Subtotal (Line 1 * Line 2)	$ 44,450,643	$ 44,450,643
4	Proposed Revenue Requirement	$ 22,225,322	$ 24,480,144
5	Subtotal (Line 3 + Line 4)	$ 66,675,965	$ 68,930,787
6	Number of Years	3	3
7	Three Year Average (Line 5 / Line 6)	$ 22,225,322	$ 22,976,929
8	Department of Revenue Multiplier	2	2
9	Revenue Base Value (Line 7 * Line 8)	$ 44,450,643	$ 45,953,858
10	Plus: 10% of CWIP -	$ 1,221,690	$ 1,221,690
11	Less: Net Book Value of Licensed Vehicles	$ 403,003	$ 403,003
12	Full Cash Value (Line 9 + Line 10 - Line 11)	$ 45,269,330	$ 46,772,545
13	Assessment Ratio	15.50%	15.50%
14	Assessment Value (Line 12 * Line 13)	$ 7,016,746	$ 7,249,744
15	Composite Property Tax Rate	17.67%	17.67%
16			
17	Property Tax (Line 14 * Line 15)	$ 1,239,585	
18	Adjusted Test Year Property Tax Expense	$ 1,319,558	
19			
20	Test Year Adjustment (Line 17-Line 18)	$ (79,973)	
21	Property Tax - Recommended Revenue (Line 14 * Line 15)		$ 1,280,747
22	Test Year Adjusted Property Tax Expense (Line 17)		$ 1,239,585
23	Increase in Property Tax Expense Due to Increase in Revenue Requirement		$ 41,162
24			
25	Increase to Property Tax Expense		$ 41,162
26	Increase in Revenue Requirement		$ 2,254,822
27	Increase to Property Tax per Dollar Increase in Revenue (Line25/Line 26)		1.83%
28			
29	Supporting Schedules:	Recap Schedules	
30	C-2	C-2	
31			
32

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule C-2
Test Year Ended December 31, 2024 Page 16

Income Statement Adjustment 15
Income Taxes

Line No.	NARUC	Description	Company Proposed	Adjustment	Staff Recommended
1	409	Income Taxes	$ 246,668	$ 316,306	$ 562,974
2		Total	$ 246,668	$ 316,306	$ 562,974
3					
4					
5					
6					
7	Supporting Schedules:				Recap Schedules
8	C-2				C-2
9	C-3

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule C-3 Test Year Ended December 31, 2024 Page 1 Adjusted Test Year Income Statement Line No. Description Percentage of Incremental Gross Revenues 1 Combined Federal and State Effective Income Tax Rate 24.87% 2 Uncollectible Revenue Effective Rate 0.11% 3 Property Taxes Effective Rate 1.37% 4 Total Tax Percentage 26.35% 5 6 Operating Income % = 100% - Tax Percentage 73.65% 7 8 1 = Gross Revenue Conversion Factor 9 Operating Income % 1.358 10 11 12 13 Supporting Schedules: Recap Schedules 14 C-3 page 2 A-1 15 16 17

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Adjusted Test Year Income Statement

Settlement Schedule C-3
Page 2

GROSS REVENUE CONVERSION FACTOR

Line No.	Description	(A)	(B)	(C)
1	*Calculation of Gross Revenue Conversion Factor:*			
2	Revenue	100.0%		
3	Uncollectible Factor	0.1056%		
4	Revenues	99.89%		
5	Combined Federal and State Income Tax and Property Tax Rate	26.24%		
6	Subtotal	73.65%		
7	**Revenue Conversion Factor**	1.357738		
8				
9	*Calculation of Uncollectible Factor:*			
10	Unity	100.0%		
11	Combined Federal and State Tax Rate	24.9%		
12	One Minus Combined Income Tax Rate	75.1%		
13	Uncollectible Rate	0.141%		
14	Uncollectible Factor		0.1056%	
15				
16	*Calculation of Effective Tax Rate:*			
17	Operating Income Before Taxes (Arizona Taxable Income)	100.0%		
18	Arizona State Income Tax Rate	4.9%		
19	Federal Taxable Income	95.1%		
20	Applicable Federal Income Tax Rate	21.0%		
21	Effective Federal Income Tax Rate	20.0%		
22	Combined Federal and State Income Tax Rate		24.87%	
23				
24	*Calculation of Effective Property Tax Factor*			
25	Unity	100.0%		
26	Combined Federal and State Income Tax Rate	24.9%		
27	One Minus Combined Income Tax Rate	75.1%		
28	Property Tax Factor	1.83%		
29	Effective Property Tax Factor		1.37%	
30	Combined Federal and State Income Tax and Property Tax Rate			26.24%
31				
32				
33	Required Operating Income	$ 4,767,172		
34	Rebuttal Adjusted Test Year Operating Income (Loss)	$ 3,106,453		
35	Required Increase in Operating Income		$ 1,660,720	
36				
37	Income Taxes on Recommended Revenue	$ 1,112,745		
38	Income Taxes on Test Year Revenue	562,974		
39	Required Increase in Revenue to Provide for Income Taxes		$ 549,771	
40				
41	Recommended Revenue Requirement	$ 24,480,144		
42	Uncollectible Rate	0.1406%		
43	Uncollectible Expense on Recommended Revenue	$ 34,411		
44	Adjusted Test Year Uncollectible Expense	$ 31,241		
45	Required Increase in Revenue to Provide for Uncollectible Exp.		$ 3,170	
46				
47	Property Tax with Recommended Revenue	$ 1,280,747		
48	Property Tax on Test Year Revenue	1,239,585		
49	Increase in Property Tax Due to Increase in Revenue		$ 41,162	
50	Rounding		$ 2	
51	Total Required Increase in Revenue		$ 2,254,824	
52				
53		(A)	(B)	
		Rebuttal Adjusted	Company	
54	*Calculation of Income Tax:*	Test Year	Recommended	
55	Revenue	$ 22,225,322	$ 24,480,144	
56	Operating Expenses Excluding Income Taxes	18,555,895	18,600,227	
57	Synchronized Interest	1,405,851	1,405,851	
58	Arizona Taxable Income	$ 2,263,575	$ 4,474,066	
59	Arizona State Effective Income Tax Rate	4.9%	4.9%	
60	Arizona Income Tax	$ 110,915	$ 219,229	
61	Federal Taxable Income	$ 2,152,660	$ 4,254,836	
62	Federal Tax Rate	21.0%	21.0%	
63	Federal Income Taxes	$ 452,059	$ 893,516	
64				
65	Combined Federal and State Income Tax	$ 562,974	$ 1,112,745	
66				
67	Applicable Federal Income Tax Rate		21.0%	
68				
69	*Calculation of Interest Synchronization:*		Water	
70	Rate Base		$ 63,613,187	
71	Weighted Average Cost of Debt		2.21%	
72	Synchronized Interest		$ 1,405,851	
73				
74				
75	Supporting Schedules:	Recap Schedules		
76	A-1	C-3		
77	B-1			
78	C-1			
79	D-1			
80

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Summary of Cost of Capital

Settlement Schedule D-1

Line No.	Description	End of Test Year - Actual Dollar Amount	Percent of Total	Rate of Return	Weighted Return
1					
2	Short-Term Debt	$ -	0.00%	0.00%	0.00%
3	Long-Term Debt	-	0.00%	0.00%	0.00%
4	Common Equity	68,757,372	100.00%	4.52%	4.52%
5					
6	Totals	$ 68,757,372	100.00%		4.52%
7					
8					

Line No.	Description	End of Test Year - Proposed Dollar Amount	Percent of Total*	Rate of Return	Weighted Cost	End of Projected Year - Proposed Rates Dollar Amount	Percent of Total	Rate of Return	Weighted Cost
12									
13	Short-Term Debt	$ -	0.00%	0.00%	0.00%	$ -	0.00%	0.00%	0.00%
14	Long-Term Debt	30,940,817	45.00%	4.92%	2.21%	30,940,817	45.00%	4.92%	2.21%
15	Common Equity	37,816,554	55.00%	9.60%	5.28%	37,816,554	55.00%	9.60%	5.28%
16									
17	Totals	$ 68,757,372	100.00%		7.49%	$ 68,757,372	100.00%		7.49%
18									

19 *Hypothetical Capital Structure, see testimony.
20
21 Supporting Schedules
22 Direct D-2
23 COC testimony

Recap Schedules
A-1

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-1
Test Year Ended December 31, 2024 Page 1 of 3
Summary of Revenues by Classification

Line No.	Customer Classification	[A] Present Revenues	[B] Proposed Revenues	[C] $ Increase	[D] % Increase
1	Residential	$ 15,796,106	$ 17,413,206	$ 1,617,100	10.24%
2	Commercial	1,478,239	1,612,152	133,913	9.06%
3	Irrigation	2,222,921	2,487,453	264,532	11.90%
4	Raw Water	375,378	407,554	32,175	8.57%
5	Construction Hydrant	1,046,186	1,171,604	125,418	11.99%
6					
7	Total Water Revenues	20,918,832	23,091,970	2,173,138	10.39%
8					
9	Annualized Revenues	$ 723,318	$ 803,610	$ 80,292	11.10%
10					
11	Total Metered Water Revenues with Annualization	$ 21,642,150	$ 23,895,580	$ 2,253,430	10.41%
12					
13	Other Water Revenues (Sch. C-1, L4)	583,172	583,172	-	0.00%
14					
15	Variance of Design and Revenue Requirement	-	1,392	1,392	
16					
17	Total Operating Revenues	$ 22,225,321	$ 24,480,144	$ 2,254,822	10.15%
18					
19					
20	**Revenue Reconciliation to General Ledger**				
21					
22	Test Year Metered Water Revenue (Schedule C-2)	$ 21,034,764			
23	Accrued Revenue Adjustment	(8,578)			
24	TEAM revenues removed	(107,354)			
25					
26	Meter Water Revenue Adjusted	$ 20,918,832			
27					
28	Bill Count Revenue (Annualized)	$ 20,918,832			
29					
30	Variance	$ 0			
31	Variance%	0.000%			
32					
33					
34	Recap Schedules				
35	A-1				
36	C-2				
37	H-1				
38	Workpapers

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Summary of Revenues by Classification

Settlement Schedule H-1
Page 2 of 3

		[A]	[B]	[C]	[D]	[E]	[F]
			Present Revenue				
Line No.	Class of Service	Average Number of Customers	No CRT	CRT	With CRT [B+C]	Annualization Adjustment	Adjusted Present Rates [D+E]
1	5/8" Residential	1,632	$ 924,011	$ (57,982)	866,029	$ 36,677	$ 902,706
2	3/4" Residential	26,194	15,756,024	(833,913)	14,922,111	565,159	15,487,270
3	1" residential	5	8,063	(97)	7,966	-	7,966
4	Residential Subtotal	27,831	16,688,098	(891,992)	15,796,106	601,836	16,397,942
5							
6	5/8" Commercial	7	58,506	(69)	58,437	1,397	59,834
7	3/4" Commercial	9	8,371	(142)	8,229	1,283	9,512
8	1" Commercial	34	57,280	(698)	56,582	583	57,165
9	1.5" Commercial	50	193,862	(708)	193,154	2,769	195,924
10	2" Commercial	114	707,409	(971)	706,438	17,153	723,591
11	3" Commercial	12	227,826	(23)	227,803	(5,823)	221,980
12	4" Commercial	2	113,436	-	113,436	(51,558)	61,878
13	6" Commercial	2	114,167	(7)	114,160	-	114,160
14	Commercial Subtotal	230	1,480,857	(2,618)	1,478,239	(34,194)	1,444,045
15							
16	5/8" Irrigation	8	10,291	(135)	10,156	(75)	10,081
17	3/4" Irrigation	47	44,701	(423)	44,278	3,623	47,902
18	1" Irrigation	60	158,403	(396)	158,007	6,104	164,110
19	1 1/2" Irrigation	47	384,382	(114)	384,269	6,970	391,239
20	2" Irrigation	112	1,451,106	(352)	1,450,753	46,083	1,496,836
21	3" Irrigation	2	107,635	(6)	107,629	134,273	241,902
22	4" Irrigation	2	67,830	(0)	67,829	2,935	70,764
23	Irrigation Subtotal	279	2,224,347	(1,425)	2,222,921	199,912	2,424,259
24							
25	Raw Water	-	375,378	0%	375,378	-	375,378
26							
27	3/4" Hydrant	0	2,976	-	2,976	3,104	6,081
28	2" Construction Hydrant	74	1,024,647	(443)	1,024,204	(56,662)	967,542
29	3" Construction Hydrant	2	19,008	(3)	19,005	9,322	28,327
30	Subtotal Const.Hydrant	77	1,046,632	(446)	1,046,186	(44,236)	1,001,950
31							
32	Total Residential	27,831	16,688,098	(891,992)	15,796,106	601,836	16,397,942
33	Total Commercial	230	1,480,857	(2,618)	1,478,239	(34,194)	1,444,045
34	Total Irrigation	279	2,224,347	(1,425)	2,222,921	199,912	2,422,834
35	Raw Water	-	375,378	-	375,378	-	375,378
36	Total Const. Hydrant	77	1,046,632	(446)	1,046,186	(44,236)	1,001,950
37	Totals	28,417	$ 21,815,313	$ (896,481)	$ 20,918,832	$ 723,318	$ 21,642,150
38	Variance from Rate Design						
39	Total Revenue Requirement Requested						$ 21,642,150

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Summary of Revenues by Classification

Settlement Schedule H-1
Page 3 of 3

		[A]	[G]	[H]	[I]	[J]	[K]	[L]	[M]
			Proposed Revenue						
Line No.	Class of Service	Average Number of Customers	No CRT	CRT	With CRT [G+H]	Annualization Adjustment	Total Annualized Revenue	Increase [K-F]	%
1	5/8" Residential	30	$ 1,021,946	$ (72,706)	$ 949,239	$ 39,472	$ 988,711	$ 86,004	9.53%
2	3/4" Residential	30	17,499,984	(1,044,605)	16,455,379	628,048	17,083,428	1,596,158	10.31%
3	1" residential	79	8,465	122	8,588	-	8,588	622	7.81%
4	Residential Subtotal	139	18,530,395	(1,117,189)	17,413,206	667,520	18,080,726	1,682,784	10.26%
5									
6	5/8" Commercial	30	67,534	(87)	67,447	1,614	69,061	9,227	15.42%
7	3/4" Commercial	30	9,394	(180)	9,214	1,443	10,657	1,144	12.03%
8	1" Commercial	79	62,040	(879)	61,161	629	61,790	4,625	8.09%
9	1.5" Commercial	159	209,657	(892)	208,765	2,985	211,750	15,827	8.08%
10	2" Commercial	256	762,255	(1,223)	761,033	18,443	779,475	55,884	7.72%
11	3" Commercial	514	250,915	(30)	250,885	(6,411)	244,474	22,494	10.13%
12	4" Commercial	804	128,242	-	128,242	(58,287)	69,954	8,076	13.05%
13	6" Commercial	1,613	125,414	(9)	125,405	-	125,405	11,245	9.85%
14	Commercial Subtotal	3,486	1,615,452	(3,299)	1,612,152	(39,585)	1,572,567	128,522	8.90%
15									
16	5/8" Irrigation	30	11,629	(170)	11,459	(85)	11,374	1,293	12.83%
17	3/4" Irrigation	30	50,166	(536)	49,630	4,075	53,705	5,803	12.12%
18	1" Irrigation	79	175,612	(503)	175,109	6,755	181,864	17,754	10.82%
19	1 1/2" Irrigation	159	430,991	(145)	430,846	7,816	438,662	47,423	12.12%
20	2" Irrigation	256	1,623,298	(448)	1,622,850	51,550	1,674,399	177,564	11.86%
21	3" Irrigation	514	122,217	(8)	122,209	152,478	274,687	32,785	13.55%
22	4" Irrigation	804	75,351	(1)	75,351	3,260	78,611	7,846	11.09%
23	Irrigation Subtotal	1,874	2,489,263	(1,810)	2,487,453	225,849	2,713,302	2,487,430	2.61%
24									
25	Raw Water	-	407,554	-	407,554	-	407,554	32,175	0.00%
26									
27	3/4" Hydrant	30	3,433	-	3,433	3,584	7,017	936	15.40%
28	2" Construction Hydrant	256	1,148,784	(559)	1,148,226	(63,528)	1,084,698	117,156	12.11%
29	3" Construction Hydrant	514	19,949	(4)	19,945	9,770	29,715	1,388	4.90%
30	Subtotal Const. Hydrant	801	1,172,167	(563)	1,171,604	(50,174)	1,121,430	119,480	11.92%
31									
32	Total Residential	139	16,296,017	(1,117,189)	17,413,206	667,520	18,080,726	1,682,784	10.26%
33	Total Commercial	3,486	1,608,853	(3,299)	1,612,152	(39,585)	1,572,567	128,522	8.90%
34	Total Irrigation	1,874	2,485,644	(1,810)	2,487,453	225,849	2,713,302	290,469	11.99%
35	Raw Water	-	407,554	-	407,554	-	407,554	32,175	0.00%
36	Total Const. Hydrant	801	1,172,167	(563)	1,171,604	(50,174)	1,121,430	119,480	11.92%
37	Totals	6,300	$ 21,970,235	$ (1,122,861)	$ 23,091,970	$ 803,610	$ 23,895,580	$ 2,253,430	10.41%
38	Variance from Rate Design						-	-	
39	Total Revenue Requirement Requested						$ 23,895,580	$ 2,253,430

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-2
Test Year Ended December 31, 2024 Page 1 of 4
Bill Comparison at Average Consumption

Line No.	Class of Service	Average No. of Customers	Average Consumption (gallons)	Bill at Present Rates	Bill at Proposed Rates	$ Change Over Present Bill	% Change
1	5/8 " Residential	1,632	5,785	$ 36.13	$ 38.89	$ 2.75	7.62%
2	3/4" Residential	26,194	6,599	47.66	52.96	5.30	11.13%
3	1" Residential	5	13,783	121.33	134.65	13.32	10.98%
4	Subtotal Residential	27,831					
5							
6	5/8" Commercial	7	110,786	$ 698.60	$ 806.89	$ 108.29	15.50%
7	3/4" Commercial	9	9,632	58.33	65.58	7.24	12.42%
8	1" Commercial	34	14,185	126.84	136.76	9.92	7.82%
9	1.5" Commercial	50	29,943	295.67	318.71	23.04	7.79%
10	2" Commercial	114	44,784	490.09	526.94	36.85	7.52%
11	3" Commercial	12	161,936	1,519.00	1,672.54	153.54	10.11%
12	4" Commercial	2	670,524	5,155.80	5,828.74	672.94	13.05%
13	6" Commercial	2	482,615	4,727.63	5,192.75	465.12	9.84%
14	Subtotal Commercial	230					
15							
16	5/8" Irrigation	8	13,421	$ 75.02	$ 85.10	$ 10.08	13.44%
17	3/4" Irrigation	47	9,796	58.91	66.26	7.35	12.48%
18	1" Irrigation	60	25,892	188.38	208.49	20.11	10.67%
19	1.5" Irrigation	47	85,260	659.66	739.68	80.02	12.13%
20	2" Irrigation	112	130,198	1,052.11	1,176.94	124.82	11.86%
21	3" Irrigation	2	542,050	4,020.15	4,565.21	545.06	13.56%
22	4" Irrigation	2	332,976	2,934.73	3,260.00	325.27	11.08%
23	Subtotal Irrigation	279					
24							
25	3/4" Hydrant	0	80,707	$ 500.69	$ 577.99	$ 77.31	15.44%
26	2" Hydrant	74	141,614	1,127.23	1,263.81	$ 136.58	12.12%
27	3" Hydrant	2	49,142	776.81	814.18	$ 37.37	4.81%
28	Subtotal Hydrant	77					
29							
30	Total	28,417

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-2
Test Year Ended December 31, 2024 Page 2 of 4
Bill Comparison at Average Consumption with Rate Case Expense Surcharge

Line No.	Class of Service	Average No. of Customers	Average Consumption (gallons)	Bill at Present Rates	Bill at Proposed Rates	RC Expense Surcharge	Adjusted Bill at Proposed Rates	$ Change Over Present Bill	% Change
1	5/8 " Residential	1,632	5,785	$ 36.13	$ 38.89	$ 0.29	$ 39.18	$ 3.04	8.42%
2	3/4" Residential	26,194	6,599	47.66	52.96	0.29	53.25	5.59	11.74%
3	1" Residential	5	13,783	121.33	134.65	0.29	134.94	13.61	11.22%
4	Subtotal Residential	27,831							
5									
6	5/8" Commercial	7	110,786	$ 698.60	$ 806.89	$ 0.29	$ 807.18	$ 108.29	15.50%
7	3/4" Commercial	9	9,632	58.33	65.58	0.29	65.87	7.24	12.42%
8	1" Commercial	34	14,185	126.84	136.76	0.29	137.05	9.92	7.82%
9	1.5" Commercial	50	29,943	295.67	318.71	0.29	319.00	23.04	7.79%
10	2" Commercial	114	44,784	490.09	526.94	0.29	527.23	36.85	7.52%
11	3" Commercial	12	161,936	1,519.00	1,672.54	0.29	1,672.83	153.54	10.11%
12	4" Commercial	2	670,524	5,155.80	5,828.74	0.29	5,829.03	672.94	13.05%
13	6" Commercial	2	482,615	4,727.63	5,192.75	0.29	5,193.04	465.12	9.84%
14	Subtotal Commercial	230							
15									
16	5/8" Irrigation	8	13,421	$ 75.02	$ 85.10	$ 0.29	$ 85.39	$ 10.08	13.44%
17	3/4" Irrigation	47	9,796	58.91	66.26	0.29	66.55	7.35	12.48%
18	1" Irrigation	60	25,892	188.38	208.49	0.29	208.78	20.11	10.67%
19	1.5" Irrigation	47	85,260	659.66	739.68	0.29	739.97	80.02	12.13%
20	2" Irrigation	112	130,198	1,052.11	1,176.94	0.29	1,177.23	124.82	11.86%
21	3" Irrigation	2	542,050	4,020.15	4,565.21	0.29	4,565.50	545.06	13.56%
22	4" Irrigation	2	332,976	2,934.73	3,260.00	0.29	3,260.29	325.27	11.08%
23	Subtotal Irrigation	279							
24									
25	3/4" Hydrant	0	80,707	$ 500.69	$ 577.99	$ 0.29	$ 578.28	$ 77.31	15.44%
26	2" Hydrant	74	141,614	1,127.23	1,263.81	0.29	1,264.10	$ 136.58	12.12%
27	3" Hydrant	2	49,142	776.81	814.18	0.29	814.47	$ 37.37	4.81%
28	Subtotal Hydrant	77							
29									
30	Total	28,417

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Comparison of Revenues at Median Consumption

Settlement Schedule H-2
Page 3 of 4

Line No.	Class of Service	Average No.of Customers	Median Consumption Gallons	Bill at Present Rates	Bill at Proposed Rates	$ Change Over Present Bill	% Change
1	5/8 " Residential	1,632	4,500	$ 34.52	$ 36.96	$ 2.44	7.06%
2	3/4" Residential	26,194	5,500	35.73	38.41	2.68	7.50%
3	1" Residential	5	9,000	104.49	110.59	6.10	5.84%
4	Subtotal Residential	27,831					
5							
6	5/8" Commercial	7	92,500	$ 578.28	$ 667.74	$ 89.46	15.47%
7	3/4" Commercial	9	1,500	31.49	33.23	1.74	5.53%
8	1" Commercial	34	6,500	95.69	100.19	4.50	4.70%
9	1.5" Commercial	50	10,500	190.90	196.78	5.88	3.08%
10	2" Commercial	114	11,500	292.16	297.32	5.16	1.77%
11	3" Commercial	12	49,500	779.17	816.91	37.73	4.84%
12	4" Commercial	2	702,697	5,367.50	6,073.57	706.08	13.15%
13	6" Commercial	2	179,415	2,732.57	2,885.40	152.83	5.59%
14	Subtotal Commercial	230					
15							
16	5/8" Irrigation	8	-	$ 30.36	$ 31.76	$ 1.40	4.61%
17	3/4" Irrigation	47	500	30.67	32.18	1.51	4.93%
18	1" Irrigation	60	7,500	99.21	104.35	5.14	5.18%
19	1.5" Irrigation	47	30,500	299.34	322.96	23.62	7.89%
20	2" Irrigation	112	30,500	396.10	418.24	22.14	5.59%
21	3" Irrigation	2	162,066	1,519.85	1,673.53	153.68	10.11%
22	4" Irrigation	2	19,500	878.00	881.05	3.04	0.35%
23	Subtotal Irrigation	279					
24							
25	3/4" Hydrant	0	26,500	$ 144.00	$ 165.48	$ 21.48	14.91%
26	2" Hydrant	74	20,500	335.16	347.54	12.38	3.69%
27	3" Hydrant	2	29,000	644.28	660.90	16.62	2.58%
28	Subtotal Hydrant	77					
29							
30	Total	28,417

Settlement Schedule H-2
Page 4 of 4

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Comparison of Revenues at Median Consumption with Rate Case Expense Surcharge

Line No.	Class of Service	Average No.of Customers	Median Consumption Gallons	Bill at Present Rates	Final Bill at Proposed Rates	RC Expense Surcharge	Adjusted Bill at Proposed Rates	$ Change Over Present Bill	% Change
1	5/8 " Residential	1,632	4,500	$ 34.52	$ 36.96	$ 0.29	$ 37.25	$ 2.73	7.90%
2	3/4" Residential	26,194	5,500	35.73	38.41	0.29	38.70	2.97	8.31%
3	1" Residential	5	9,000	104.49	110.59	0.29	110.88	6.39	6.12%
4	Subtotal Residential	27,831							
5									
6	5/8" Commercial	7	92,500	$ 578.28	$ 667.74	$ 0.29	$ 668.03	$ 89.75	15.52%
7	3/4" Commercial	9	1,500	31.49	33.23	0.29	33.52	2.03	6.45%
8	1" Commercial	34	6,500	95.69	100.19	0.29	100.48	4.79	5.01%
9	1.5" Commercial	50	10,500	190.90	196.78	0.29	197.07	6.17	3.23%
10	2" Commercial	114	11,500	292.16	297.32	0.29	297.61	5.45	1.87%
11	3" Commercial	12	49,500	779.17	816.91	0.29	817.20	38.02	4.88%
12	4" Commercial	2	702,697	5,367.50	6,073.57	0.29	6,073.86	706.37	13.16%
13	6" Commercial	2	179,415	2,732.57	2,885.40	0.29	2,885.69	153.12	5.60%
14	Subtotal Commercial	230							
15									
16	5/8" Irrigation	8	-	$ 30.36	$ 31.76	$ 0.29	$ 32.05	$ 1.69	5.57%
17	3/4" Irrigation	47	500	30.67	32.18	0.29	32.47	1.80	5.88%
18	1" Irrigation	60	7,500	99.21	104.35	0.29	104.64	5.43	5.47%
19	1.5" Irrigation	47	30,500	299.34	322.96	0.29	323.25	23.91	7.99%
20	2" Irrigation	112	30,500	396.10	418.24	0.29	418.53	22.43	5.66%
21	3" Irrigation	2	162,066	1,519.85	1,673.53	0.29	1,673.82	153.97	10.13%
22	4" Irrigation	2	19,500	878.00	881.05	0.29	881.34	3.33	0.38%
23	Subtotal Irrigation	279							
24									
25	3/4" Hydrant	0	26,500	$ 144.00	$ 165.48	$ 0.29	$ 165.77	$ 21.77	15.11%
26	2" Hydrant	74	20,500	335.16	347.54	0.29	347.83	12.67	3.78%
27	3" Hydrant	2	29,000	644.28	660.90	0.29	661.19	16.91	2.62%
28	Subtotal Hydrant	77							
29									
30	Total	28,417

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Changes in Representative Rate Schedules

Settlement Schedule H-2
Page 1 of 3

Monthly Minimum Charges:

Line No.	Meter Size (All Classes)	Basic Service Charge: Present Charge	Proposed Rates	$ Change over Present Charge	% Change over Present Charge
1					
2	5/8" X 3/4" Meter	$ 30.36	$ 31.76	$ 1.40	4.61%
3	3/4" Meter	30.36	31.76	1.40	4.61%
4	1" Meter	78.74	79.40	0.66	0.84%
5	1.5" Meter	159.38	158.80	(0.58)	-0.36%
6	2" Meter	256.14	254.08	(2.06)	-0.80%
7	3" Meter	514.19	508.16	(6.03)	-1.17%
8	4" Meter	804.48	794.00	(10.48)	-1.30%
9	6" Meter	1,612.75	1,588.00	(24.75)	-1.53%
10	8" Meter	NA	2,540.80	NM	NM

Line No.	Potable Water - All Meter Sizes and Classes	Rate Block: Present	Rate Block: Proposed	Volumetric Charge: Present	Proposed Rates	$ Change over Present charge	% Change over Present charge
11							
12	Tier One Breakover	1,000 Gallons	1,000 Gallons	$ 1.55	$ 2.11	$ 0.56	36.13%
13	Tier Two Breakover	5,000 Gallons	5,000 Gallons	2.53	3.11	0.58	22.92%
14	Tier Three Breakover	10,000 Gallons	10,000 Gallons	3.52	4.16	0.64	18.18%
15	Tier Four Breakover	18,000 Gallons	18,000 Gallons	4.50	5.26	0.76	16.89%
16	Tier Five Breakover	25,000 Gallons	25,000 Gallons	5.50	6.41	0.91	16.55%
17	Tier Six Breakover	Over 25,000	Over 25,000	6.58	7.61	1.03	15.65%

Line No.		Present	Proposed Rates
18	Conservation Rebate Threshold ("CRT") in Gallons	6,000	6,000
19	Commodity rate rebate applied if consumption is b	60.00%	60.00%

NM = Not Meaningful

Schedule H-3
Page 2 of 3

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Changes in Representative Rate Schedules

`

Line No.	Rate Case Expense Surcharge		
1	5/8" X 3/4" Meter	$	0.35
2	3/4" Meter		0.35
3	1" Meter		0.35
4	1.5" Meter		0.35
5	2" Meter		0.35
6	3" Meter		0.35
7	4" Meter		0.35
8	6" Meter		0.35
9			
10			

Line No.	**Miscellaneous Service Charges:**	Present	Proposed	Change	% Change
12	Establishment of Service	35.00	35.00	-	0.00%
13	Re-establishment of Service (Within 12 Months)	(a)	(a)		
14	Reconnection of Service (Delinquent)	35.00	35.00	-	0.00%
15	Meter Move at Customer Request	(b)	(b)		
16	After Hours Service Charge (at Customer's Request)	50.00	50.00	-	0.00%
17	Deposit	(c)	(c)		
18	Deposit Interest	(c)	(c)		
19	Meter Re-Read (If Correct)	30.00	30.00	-	0.00%
20	Meter Test Fee (If Correct)	30.00	30.00	-	0.00%
21	NSF Check	30.00	30.00	-	0.00%
22	Late Payment Charge (Per Month)	1.5% & (d)	1.5% & (d)		
23	Deferred Payment (Per Month)	(e)	(e)		
24	Meter Installation Tampering	At Cost	At Cost		

(a) Number of Months off system times the monthly minimum per AAC R14-2-403(D).
(b) Cost to include parts, labor, overhead and all applicable taxes per AAC R14-2-405(B)(5).
(c) Per AAC R14-2-403(B).
(d) Per month of unpaid balance.
(e) 1.5% Per Commission Rule AAC R14-2-409(G)(6)

In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R14-2-409(D)(5).

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Changes in Representative Rate Schedules

Settlement Schedule H-3
Page 3 of 3

Service Line and Meter Installation Charges (Refundable Pursuant to AAC R14-2-405):

		Present			Proposed			
Line No.	Meter Size	Service Line Charges	Meter Charges	Total Charges	Service Line Charges	Meter Charges	Total Charges	$ Change
1	5/8 x 3/4"	445.00	155.00	600.00	445.00	155.00	600.00	-
2	3/4"	445.00	255.00	700.00	445.00	255.00	700.00	-
3	1"	495.00	315.00	810.00	495.00	315.00	810.00	-
4	1 1/2"	550.00	525.00	1,075.00	550.00	525.00	1,075.00	-
5	2" Turbine	830.00	1,045.00	1,875.00	830.00	1,045.00	1,875.00	-
6	2" Compound	830.00	1,890.00	2,720.00	830.00	1,890.00	2,720.00	-
7	3" Turbine	1,045.00	1,670.00	2,715.00	1,045.00	1,670.00	2,715.00	-
8	3" Compound	1,165.00	2,545.00	3,710.00	1,165.00	2,545.00	3,710.00	-
9	4" Turbine	1,490.00	2,670.00	4,160.00	1,490.00	2,670.00	4,160.00	-
10	4" Compound	1,670.00	3,645.00	5,315.00	1,670.00	3,645.00	5,315.00	-
11	6" Turbine	2,210.00	5,025.00	7,235.00	2,210.00	5,025.00	7,235.00	-
12	6" Compound	2,330.00	6,920.00	9,250.00	2,330.00	6,920.00	9,250.00	-
13	8" (and larger)	At Cost	At Cost	At Cost	At Cost	At Cost	At Cost	NM

NM = Not Meaningful

Global Water - Santa Cruz Water Company, Inc.

Settlement Schedule H-4
Page 1

Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Rate Schedule: **5/8"X 3/4"** **Residential**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 30.36	$ 31.76	$ 1.40	4.61%
1,000	30.98	32.60	1.62	5.24%
2,000	31.99	33.85	1.86	5.80%
3,000	33.00	35.09	2.09	6.33%
4,000	34.02	36.34	2.32	6.82%
5,000	35.03	37.58	2.55	7.29%
6,000	45.55	50.47	4.92	10.80%
7,000	49.07	54.63	5.56	11.33%
8,000	52.59	58.79	6.20	11.79%
9,000	56.11	62.95	6.84	12.19%
10,000	59.63	67.11	7.48	12.54%
15,000	82.13	93.41	11.28	13.73%
20,000	106.63	122.01	15.38	14.42%
25,000	134.13	154.06	19.93	14.86%
50,000	298.63	344.31	45.68	15.30%
75,000	463.13	534.56	71.43	15.42%
100,000	627.63	724.81	97.18	15.48%
125,000	792.13	915.06	122.93	15.52%
150,000	956.63	1,105.31	148.68	15.54%
175,000	1,121.13	1,295.56	174.43	15.56%
200,000	1,285.63	1,485.81	200.18	15.57%
Average Consumption				
5,785	$ 36.13	$ 38.89	$ 2.75	7.62%
Median Consumption				
4,500	$ 34.52	$ 36.96	$ 2.44	7.06%

Settlement Schedule H-4
Page 2

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Rate Schedule: **3/4"** **Residential**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 30.36	$ 31.76	$ 1.40	4.61%
1,000	30.98	32.60	1.62	5.24%
2,000	31.99	33.85	1.86	5.80%
3,000	33.00	35.09	2.09	6.33%
4,000	34.02	36.34	2.32	6.82%
5,000	35.03	37.58	2.55	7.29%
6,000	45.55	50.47	4.92	10.80%
7,000	49.07	54.63	5.56	11.33%
8,000	52.59	58.79	6.20	11.79%
9,000	56.11	62.95	6.84	12.19%
10,000	59.63	67.11	7.48	12.54%
15,000	82.13	93.41	11.28	13.73%
20,000	106.63	122.01	15.38	14.42%
25,000	134.13	154.06	19.93	14.86%
50,000	298.63	344.31	45.68	15.30%
75,000	463.13	534.56	71.43	15.42%
100,000	627.63	724.81	97.18	15.48%
125,000	792.13	915.06	122.93	15.52%
150,000	956.63	1,105.31	148.68	15.54%
175,000	1,121.13	1,295.56	174.43	15.56%
200,000	1,285.63	1,485.81	200.18	15.57%
Average Consumption				
6,599	$ 47.66	$ 52.96	$ 5.30	11.13%
Median Consumption				
5,500	$ 35.73	$ 38.41	$ 2.68	7.50%

Settlement Schedule H-4
Page 3

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Rate Schedule: **1"** **Residential**

Monthly Consumption		Present Bill		Proposed Bill		Dollar Increase	Percent Increase
-	$	78.74	$	79.40	$	0.66	0.84%
1,000		79.36		80.24		0.88	1.11%
2,000		80.37		81.49		1.12	1.39%
3,000		81.38		82.73		1.35	1.66%
4,000		82.40		83.98		1.58	1.92%
5,000		83.41		85.22		1.81	2.17%
6,000		93.93		98.11		4.18	4.45%
7,000		97.45		102.27		4.82	4.95%
8,000		100.97		106.43		5.46	5.41%
9,000		104.49		110.59		6.10	5.84%
10,000		108.01		114.75		6.74	6.24%
15,000		130.51		141.05		10.54	8.08%
20,000		155.01		169.65		14.64	9.44%
25,000		182.51		201.70		19.19	10.51%
50,000		347.01		391.95		44.94	12.95%
75,000		511.51		582.20		70.69	13.82%
100,000		676.01		772.45		96.44	14.27%
125,000		840.51		962.70		122.19	14.54%
150,000		1,005.01		1,152.95		147.94	14.72%
175,000		1,169.51		1,343.20		173.69	14.85%
200,000		1,334.01		1,533.45		199.44	14.95%
Average Consumption							
13,783	$	121.33	$	134.65	$	13.32	10.98%
Median Consumption							
9,000	$	104.49	$	110.59	$	6.10	5.84%

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-4
Test Year Ended December 31, 2024 Page 4
Typical Bill Analysis
Final Rates

Rate Schedule: **5/8"X 3/4"** **Commercial**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 30.36	$ 31.76	$ 1.40	4.61%
1,000	30.98	32.60	1.62	5.24%
2,000	31.99	33.85	1.86	5.80%
3,000	33.00	35.09	2.09	6.33%
4,000	34.02	36.34	2.32	6.82%
5,000	35.03	37.58	2.55	7.29%
6,000	45.55	50.47	4.92	10.80%
7,000	49.07	54.63	5.56	11.33%
8,000	52.59	58.79	6.20	11.79%
9,000	56.11	62.95	6.84	12.19%
10,000	59.63	67.11	7.48	12.54%
15,000	82.13	93.41	11.28	13.73%
20,000	106.63	122.01	15.38	14.42%
25,000	134.13	154.06	19.93	14.86%
50,000	298.63	344.31	45.68	15.30%
75,000	463.13	534.56	71.43	15.42%
100,000	627.63	724.81	97.18	15.48%
125,000	792.13	915.06	122.93	15.52%
150,000	956.63	1,105.31	148.68	15.54%
175,000	1,121.13	1,295.56	174.43	15.56%
200,000	1,285.63	1,485.81	200.18	15.57%
Average Consumption				
110,786	$ 698.60	$ 806.89	$ 108.29	15.50%
Median Consumption				
92,500	$ 578.28	$ 667.74	$ 89.46	15.47%

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-4
Test Year Ended December 31, 2024 Page 5
Typical Bill Analysis
Final Rates

Rate Schedule: **3/4"** **Commercial**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 30.36	$ 31.76	$ 1.40	4.61%
1,000	30.98	32.60	1.62	5.24%
2,000	31.99	33.85	1.86	5.80%
3,000	33.00	35.09	2.09	6.33%
4,000	34.02	36.34	2.32	6.82%
5,000	35.03	37.58	2.55	7.29%
6,000	45.55	50.47	4.92	10.80%
7,000	49.07	54.63	5.56	11.33%
8,000	52.59	58.79	6.20	11.79%
9,000	56.11	62.95	6.84	12.19%
10,000	59.63	67.11	7.48	12.54%
15,000	82.13	93.41	11.28	13.73%
20,000	106.63	122.01	15.38	14.42%
25,000	134.13	154.06	19.93	14.86%
50,000	298.63	344.31	45.68	15.30%
75,000	463.13	534.56	71.43	15.42%
100,000	627.63	724.81	97.18	15.48%
125,000	792.13	915.06	122.93	15.52%
150,000	956.63	1,105.31	148.68	15.54%
175,000	1,121.13	1,295.56	174.43	15.56%
200,000	1,285.63	1,485.81	200.18	15.57%
Average Consumption				
9,632	$ 58.33	$ 65.58	$ 7.24	12.42%
Median Consumption				
1,500	$ 31.49	$ 33.23	$ 1.74	5.53%

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Settlement Schedule H-4
Page 6

Rate Schedule: **1"** **Commercial**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 78.74	$ 79.40	$ 0.66	0.84%
1,000	79.36	80.24	0.88	1.11%
2,000	80.37	81.49	1.12	1.39%
3,000	81.38	82.73	1.35	1.66%
4,000	82.40	83.98	1.58	1.92%
5,000	83.41	85.22	1.81	2.17%
6,000	93.93	98.11	4.18	4.45%
7,000	97.45	102.27	4.82	4.95%
8,000	100.97	106.43	5.46	5.41%
9,000	104.49	110.59	6.10	5.84%
10,000	108.01	114.75	6.74	6.24%
15,000	130.51	141.05	10.54	8.08%
20,000	155.01	169.65	14.64	9.44%
25,000	182.51	201.70	19.19	10.51%
50,000	347.01	391.95	44.94	12.95%
75,000	511.51	582.20	70.69	13.82%
100,000	676.01	772.45	96.44	14.27%
125,000	840.51	962.70	122.19	14.54%
150,000	1,005.01	1,152.95	147.94	14.72%
175,000	1,169.51	1,343.20	173.69	14.85%
200,000	1,334.01	1,533.45	199.44	14.95%
Average Consumption				
14,185	$ 126.84	$ 136.76	$ 9.92	7.82%
Median Consumption				
6,500	$ 95.69	$ 100.19	$ 4.50	4.70%

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-4
Test Year Ended December 31, 2024 Page 7
Typical Bill Analysis
Final Rates

Rate Schedule: **1 1/2"** **Commercial**

Monthly Consumption		Present Bill		Proposed Bill		Dollar Increase	Percent Increase
-	$	159.38	$	158.80	$	(0.58)	-0.36%
1,000		160.00		159.64		(0.36)	-0.22%
2,000		161.01		160.89		(0.12)	-0.08%
3,000		162.02		162.13		0.11	0.07%
4,000		163.04		163.38		0.34	0.21%
5,000		164.05		164.62		0.57	0.35%
6,000		174.57		177.51		2.94	1.68%
7,000		178.09		181.67		3.58	2.01%
8,000		181.61		185.83		4.22	2.32%
9,000		185.13		189.99		4.86	2.63%
10,000		188.65		194.15		5.50	2.92%
15,000		211.15		220.45		9.30	4.40%
20,000		235.65		249.05		13.40	5.69%
25,000		263.15		281.10		17.95	6.82%
50,000		427.65		471.35		43.70	10.22%
75,000		592.15		661.60		69.45	11.73%
100,000		756.65		851.85		95.20	12.58%
125,000		921.15		1,042.10		120.95	13.13%
150,000		1,085.65		1,232.35		146.70	13.51%
175,000		1,250.15		1,422.60		172.45	13.79%
200,000		1,414.65		1,612.85		198.20	14.01%
Average Consumption							
29,943	$	295.67	$	318.71	$	23.04	7.79%
Median Consumption							
10,500	$	190.90	$	196.78	$	5.88	3.08%

Settlement Schedule H-4
Page 8

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Rate Schedule: **2"** **Commercial**

Monthly Consumption		Present Bill		Proposed Bill		Dollar Increase	Percent Increase
-	$	256.14	$	254.08	$	(2.06)	-0.80%
1,000		256.76		254.92		(1.84)	-0.72%
2,000		257.77		256.17		(1.60)	-0.62%
3,000		258.78		257.41		(1.37)	-0.53%
4,000		259.80		258.66		(1.14)	-0.44%
5,000		260.81		259.90		(0.91)	-0.35%
6,000		271.33		272.79		1.46	0.54%
7,000		274.85		276.95		2.10	0.76%
8,000		278.37		281.11		2.74	0.98%
9,000		281.89		285.27		3.38	1.20%
10,000		285.41		289.43		4.02	1.41%
15,000		307.91		315.73		7.82	2.54%
20,000		332.41		344.33		11.92	3.59%
25,000		359.91		376.38		16.47	4.58%
50,000		524.41		566.63		42.22	8.05%
75,000		688.91		756.88		67.97	9.87%
100,000		853.41		947.13		93.72	10.98%
125,000		1,017.91		1,137.38		119.47	11.74%
150,000		1,182.41		1,327.63		145.22	12.28%
175,000		1,346.91		1,517.88		170.97	12.69%
200,000		1,511.41		1,708.13		196.72	13.02%
Average Consumption							
44,784	$	490.09	$	526.94	$	36.85	7.52%
Median Consumption							
11,500	$	292.16	$	297.32	$	5.16	1.77%

Settlement Schedule H-4
Page 9

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Rate Schedule: **3"** **Commercial**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 514.19	$ 508.16	$ (6.03)	-1.17%
1,000	514.81	509.00	(5.81)	-1.13%
2,000	515.82	510.25	(5.57)	-1.08%
3,000	516.83	511.49	(5.34)	-1.03%
4,000	517.85	512.74	(5.11)	-0.99%
5,000	518.86	513.98	(4.88)	-0.94%
6,000	529.38	526.87	(2.51)	-0.47%
7,000	532.90	531.03	(1.87)	-0.35%
8,000	536.42	535.19	(1.23)	-0.23%
9,000	539.94	539.35	(0.59)	-0.11%
10,000	543.46	543.51	0.05	0.01%
15,000	565.96	569.81	3.85	0.68%
20,000	590.46	598.41	7.95	1.35%
25,000	617.96	630.46	12.50	2.02%
50,000	782.46	820.71	38.25	4.89%
75,000	946.96	1,010.96	64.00	6.76%
100,000	1,111.46	1,201.21	89.75	8.07%
125,000	1,275.96	1,391.46	115.50	9.05%
150,000	1,440.46	1,581.71	141.25	9.81%
175,000	1,604.96	1,771.96	167.00	10.41%
200,000	1,769.46	1,962.21	192.75	10.89%
Average Consumption				
161,936	$ 1,519.00	$ 1,672.54	$ 153.54	10.11%
Median Consumption				
49,500	$ 779.17	$ 816.91	$ 37.73	4.84%

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Settlement Schedule H-4
Page 10

Rate Schedule: **4"** **Commercial**

Monthly Consumption		Present Bill	Proposed Bill		Dollar Increase	Percent Increase
-	$	804.48	$ 794.00	$	(10.48)	-1.30%
1,000		805.10	794.84		(10.26)	-1.27%
2,000		806.11	796.09		(10.02)	-1.24%
3,000		807.12	797.33		(9.79)	-1.21%
4,000		808.14	798.58		(9.56)	-1.18%
5,000		809.15	799.82		(9.33)	-1.15%
6,000		819.67	812.71		(6.96)	-0.85%
7,000		823.19	816.87		(6.32)	-0.77%
8,000		826.71	821.03		(5.68)	-0.69%
9,000		830.23	825.19		(5.04)	-0.61%
10,000		833.75	829.35		(4.40)	-0.53%
15,000		856.25	855.65		(0.60)	-0.07%
20,000		880.75	884.25		3.50	0.40%
25,000		908.25	916.30		8.05	0.89%
50,000		1,072.75	1,106.55		33.80	3.15%
75,000		1,237.25	1,296.80		59.55	4.81%
100,000		1,401.75	1,487.05		85.30	6.09%
125,000		1,566.25	1,677.30		111.05	7.09%
150,000		1,730.75	1,867.55		136.80	7.90%
175,000		1,895.25	2,057.80		162.55	8.58%
200,000		2,059.75	2,248.05		188.30	9.14%
Average Consumption						
670,524	$	5,155.80	$ 5,828.74	$	672.94	13.05%
Median Consumption						
702,697	$	5,367.50	$ 6,073.57	$	706.08	13.15%

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Settlement Schedule H-4
Page 11

Rate Schedule: **6"** **Commercial**

Monthly Consumption		Present Bill	Proposed Bill		Dollar Increase	Percent Increase
-	$	1,612.75	$ 1,588.00	$	(24.75)	-1.53%
1,000		1,613.37	1,588.84		(24.53)	-1.52%
2,000		1,614.38	1,590.09		(24.29)	-1.50%
3,000		1,615.39	1,591.33		(24.06)	-1.49%
4,000		1,616.41	1,592.58		(23.83)	-1.47%
5,000		1,617.42	1,593.82		(23.60)	-1.46%
6,000		1,627.94	1,606.71		(21.23)	-1.30%
7,000		1,631.46	1,610.87		(20.59)	-1.26%
8,000		1,634.98	1,615.03		(19.95)	-1.22%
9,000		1,638.50	1,619.19		(19.31)	-1.18%
10,000		1,642.02	1,623.35		(18.67)	-1.14%
15,000		1,664.52	1,649.65		(14.87)	-0.89%
20,000		1,689.02	1,678.25		(10.77)	-0.64%
25,000		1,716.52	1,710.30		(6.22)	-0.36%
50,000		1,881.02	1,900.55		19.53	1.04%
75,000		2,045.52	2,090.80		45.28	2.21%
100,000		2,210.02	2,281.05		71.03	3.21%
125,000		2,374.52	2,471.30		96.78	4.08%
150,000		2,539.02	2,661.55		122.53	4.83%
175,000		2,703.52	2,851.80		148.28	5.48%
200,000		2,868.02	3,042.05		174.03	6.07%
Average Consumption						
482,615	$	4,727.63	$ 5,192.75	$	465.12	9.84%
Median Consumption						
179,415	$	2,732.57	$ 2,885.40	$	152.83	5.59%

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-4
Test Year Ended December 31, 2024 Page 12
Typical Bill Analysis
Final Rates

Rate Schedule: **5/8"** **Irrigation**

Monthly Consumption		Present Bill		Proposed Bill		Dollar Increase	Percent Increase
-	$	30.36	$	31.76	$	1.40	4.61%
1,000		30.98		32.60		1.62	5.24%
2,000		31.99		33.85		1.86	5.80%
3,000		33.00		35.09		2.09	6.33%
4,000		34.02		36.34		2.32	6.82%
5,000		35.03		37.58		2.55	7.29%
6,000		45.55		50.47		4.92	10.80%
7,000		49.07		54.63		5.56	11.33%
8,000		52.59		58.79		6.20	11.79%
9,000		56.11		62.95		6.84	12.19%
10,000		59.63		67.11		7.48	12.54%
15,000		82.13		93.41		11.28	13.73%
20,000		106.63		122.01		15.38	14.42%
25,000		134.13		154.06		19.93	14.86%
50,000		298.63		344.31		45.68	15.30%
75,000		463.13		534.56		71.43	15.42%
100,000		627.63		724.81		97.18	15.48%
125,000		792.13		915.06		122.93	15.52%
150,000		956.63		1,105.31		148.68	15.54%
175,000		1,121.13		1,295.56		174.43	15.56%
200,000		1,285.63		1,485.81		200.18	15.57%
Average Consumption							
13,421	$	75.02	$	85.10	$	10.08	13.44%
Median Consumption							
-	$	30.36	$	31.76	$	1.40	4.61%

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-4
Test Year Ended December 31, 2024 Page 13
Typical Bill Analysis
Final Rates

Rate Schedule: **3/4"** **Irrigation**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 30.36	$ 31.76	$ 1.40	4.61%
1,000	30.98	32.60	1.62	5.24%
2,000	31.99	33.85	1.86	5.80%
3,000	33.00	35.09	2.09	6.33%
4,000	34.02	36.34	2.32	6.82%
5,000	35.03	37.58	2.55	7.29%
6,000	45.55	50.47	4.92	10.80%
7,000	49.07	54.63	5.56	11.33%
8,000	52.59	58.79	6.20	11.79%
9,000	56.11	62.95	6.84	12.19%
10,000	59.63	67.11	7.48	12.54%
15,000	82.13	93.41	11.28	13.73%
20,000	106.63	122.01	15.38	14.42%
25,000	134.13	154.06	19.93	14.86%
50,000	298.63	344.31	45.68	15.30%
75,000	463.13	534.56	71.43	15.42%
100,000	627.63	724.81	97.18	15.48%
125,000	792.13	915.06	122.93	15.52%
150,000	956.63	1,105.31	148.68	15.54%
175,000	1,121.13	1,295.56	174.43	15.56%
200,000	1,285.63	1,485.81	200.18	15.57%
Average Consumption				
9,796	$ 58.91	$ 66.26	$ 7.35	12.48%
Median Consumption				
500	$ 30.67	$ 32.18	$ 1.51	4.93%

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Settlement Schedule H-4
Page 14

Rate Schedule: **1"** **Irrigation**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 78.74	$ 79.40	$ 0.66	0.84%
1,000	79.36	80.24	0.88	1.11%
2,000	80.37	81.49	1.12	1.39%
3,000	81.38	82.73	1.35	1.66%
4,000	82.40	83.98	1.58	1.92%
5,000	83.41	85.22	1.81	2.17%
6,000	93.93	98.11	4.18	4.45%
7,000	97.45	102.27	4.82	4.95%
8,000	100.97	106.43	5.46	5.41%
9,000	104.49	110.59	6.10	5.84%
10,000	108.01	114.75	6.74	6.24%
15,000	130.51	141.05	10.54	8.08%
20,000	155.01	169.65	14.64	9.44%
25,000	182.51	201.70	19.19	10.51%
50,000	347.01	391.95	44.94	12.95%
75,000	511.51	582.20	70.69	13.82%
100,000	676.01	772.45	96.44	14.27%
125,000	840.51	962.70	122.19	14.54%
150,000	1,005.01	1,152.95	147.94	14.72%
175,000	1,169.51	1,343.20	173.69	14.85%
200,000	1,334.01	1,533.45	199.44	14.95%
Average Consumption				
25,892	$ 188.38	$ 208.49	$ 20.11	10.67%
Median Consumption				
7,500	$ 99.21	$ 104.35	$ 5.14	5.18%

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-4
Test Year Ended December 31, 2024 Page 15
Typical Bill Analysis
Final Rates

Rate Schedule: **1 1/2"** **Irrigation**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 159.38	$ 158.80	$ (0.58)	-0.36%
1,000	160.00	159.64	(0.36)	-0.22%
2,000	161.01	160.89	(0.12)	-0.08%
3,000	162.02	162.13	0.11	0.07%
4,000	163.04	163.38	0.34	0.21%
5,000	164.05	164.62	0.57	0.35%
6,000	174.57	177.51	2.94	1.68%
7,000	178.09	181.67	3.58	2.01%
8,000	181.61	185.83	4.22	2.32%
9,000	185.13	189.99	4.86	2.63%
10,000	188.65	194.15	5.50	2.92%
15,000	211.15	220.45	9.30	4.40%
20,000	235.65	249.05	13.40	5.69%
25,000	263.15	281.10	17.95	6.82%
50,000	427.65	471.35	43.70	10.22%
75,000	592.15	661.60	69.45	11.73%
100,000	756.65	851.85	95.20	12.58%
125,000	921.15	1,042.10	120.95	13.13%
150,000	1,085.65	1,232.35	146.70	13.51%
175,000	1,250.15	1,422.60	172.45	13.79%
200,000	1,414.65	1,612.85	198.20	14.01%
Average Consumption				
85,260	$ 659.66	$ 739.68	$ 80.02	12.13%
Median Consumption				
30,500	$ 299.34	$ 322.96	$ 23.62	7.89%

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Settlement Schedule H-4
Page 16

Rate Schedule: **2"** **Irrigation**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 256.14	$ 254.08	$ (2.06)	-0.80%
1,000	256.76	254.92	(1.84)	-0.72%
2,000	257.77	256.17	(1.60)	-0.62%
3,000	258.78	257.41	(1.37)	-0.53%
4,000	259.80	258.66	(1.14)	-0.44%
5,000	260.81	259.90	(0.91)	-0.35%
6,000	271.33	272.79	1.46	0.54%
7,000	274.85	276.95	2.10	0.76%
8,000	278.37	281.11	2.74	0.98%
9,000	281.89	285.27	3.38	1.20%
10,000	285.41	289.43	4.02	1.41%
15,000	307.91	315.73	7.82	2.54%
20,000	332.41	344.33	11.92	3.59%
25,000	359.91	376.38	16.47	4.58%
50,000	524.41	566.63	42.22	8.05%
75,000	688.91	756.88	67.97	9.87%
100,000	853.41	947.13	93.72	10.98%
125,000	1,017.91	1,137.38	119.47	11.74%
150,000	1,182.41	1,327.63	145.22	12.28%
175,000	1,346.91	1,517.88	170.97	12.69%
200,000	1,511.41	1,708.13	196.72	13.02%
Average Consumption				
130,198	$ 1,052.11	$ 1,176.94	$ 124.82	11.86%
Median Consumption				
30,500	$ 396.10	$ 418.24	$ 22.14	5.59%

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-4
Test Year Ended December 31, 2024 Page 17
Typical Bill Analysis
Final Rates

Rate Schedule: **3"** **Irrigation**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 514.19	$ 508.16	$ (6.03)	-1.17%
1,000	514.81	509.00	(5.81)	-1.13%
2,000	515.82	510.25	(5.57)	-1.08%
3,000	516.83	511.49	(5.34)	-1.03%
4,000	517.85	512.74	(5.11)	-0.99%
5,000	518.86	513.98	(4.88)	-0.94%
6,000	529.38	526.87	(2.51)	-0.47%
7,000	532.90	531.03	(1.87)	-0.35%
8,000	536.42	535.19	(1.23)	-0.23%
9,000	539.94	539.35	(0.59)	-0.11%
10,000	543.46	543.51	0.05	0.01%
15,000	565.96	569.81	3.85	0.68%
20,000	590.46	598.41	7.95	1.35%
25,000	617.96	630.46	12.50	2.02%
50,000	782.46	820.71	38.25	4.89%
75,000	946.96	1,010.96	64.00	6.76%
100,000	1,111.46	1,201.21	89.75	8.07%
125,000	1,275.96	1,391.46	115.50	9.05%
150,000	1,440.46	1,581.71	141.25	9.81%
175,000	1,604.96	1,771.96	167.00	10.41%
200,000	1,769.46	1,962.21	192.75	10.89%
Average Consumption				
542,050	$ 4,020.15	$ 4,565.21	$ 545.06	13.56%
Median Consumption				
162,066	$ 1,519.85	$ 1,673.53	$ 153.68	10.11%

Settlement Schedule H-4
Page 18

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Rate Schedule: **4"** **Irrigation**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ 804.48	$ 794.00	$ (10.48)	-1.30%
1,000	805.10	794.84	(10.26)	-1.27%
2,000	806.11	796.09	(10.02)	-1.24%
3,000	807.12	797.33	(9.79)	-1.21%
4,000	808.14	798.58	(9.56)	-1.18%
5,000	809.15	799.82	(9.33)	-1.15%
6,000	819.67	812.71	(6.96)	-0.85%
7,000	823.19	816.87	(6.32)	-0.77%
8,000	826.71	821.03	(5.68)	-0.69%
9,000	830.23	825.19	(5.04)	-0.61%
10,000	833.75	829.35	(4.40)	-0.53%
15,000	856.25	855.65	(0.60)	-0.07%
20,000	880.75	884.25	3.50	0.40%
25,000	908.25	916.30	8.05	0.89%
50,000	1,072.75	1,106.55	33.80	3.15%
75,000	1,237.25	1,296.80	59.55	4.81%
100,000	1,401.75	1,487.05	85.30	6.09%
125,000	1,566.25	1,677.30	111.05	7.09%
150,000	1,730.75	1,867.55	136.80	7.90%
175,000	1,895.25	2,057.80	162.55	8.58%
200,000	2,059.75	2,248.05	188.30	9.14%
Average Consumption				
332,976	$ 2,934.73	$ 3,260.00	$ 325.27	11.08%
Median Consumption				
19,500	$ 878.00	$ 881.05	$ 3.04	0.35%

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-4
Test Year Ended December 31, 2024 Page 19
Typical Bill Analysis
Final Rates

Rate Schedule: **4-Mar** **Hydrant**

Monthly Consumption		Present Bill		Proposed Bill		Dollar Increase	Percent Increase
-	$	30.36	$	31.76	$	1.40	4.61%
1,000		30.98		32.60		1.62	5.24%
2,000		31.99		33.85		1.86	5.80%
3,000		33.00		35.09		2.09	6.33%
4,000		34.02		36.34		2.32	6.82%
5,000		35.03		37.58		2.55	7.29%
6,000		45.55		50.47		4.92	10.80%
7,000		49.07		54.63		5.56	11.33%
8,000		52.59		58.79		6.20	11.79%
9,000		56.11		62.95		6.84	12.19%
10,000		59.63		67.11		7.48	12.54%
15,000		82.13		93.41		11.28	13.73%
20,000		106.63		122.01		15.38	14.42%
25,000		134.13		154.06		19.93	14.86%
50,000		298.63		344.31		45.68	15.30%
75,000		463.13		534.56		71.43	15.42%
100,000		627.63		724.81		97.18	15.48%
125,000		792.13		915.06		122.93	15.52%
150,000		956.63		1,105.31		148.68	15.54%
175,000		1,121.13		1,295.56		174.43	15.56%
200,000		1,285.63		1,485.81		200.18	15.57%
Average Consumption							
80,707	$	500.69	$	577.99	$	77.31	15.44%
Median Consumption							
26,500	$	144.00	$	165.48	$	21.48	14.91%

Settlement Schedule H-4
Page 20

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Rate Schedule: **2"** **Hydrant**

Monthly Consumption		Present Bill		Proposed Bill		Dollar Increase	Percent Increase
-	$	256.14	$	254.08	$	(2.06)	-0.80%
1,000		256.76		254.92		(1.84)	-0.72%
2,000		257.77		256.17		(1.60)	-0.62%
3,000		258.78		257.41		(1.37)	-0.53%
4,000		259.80		258.66		(1.14)	-0.44%
5,000		260.81		259.90		(0.91)	-0.35%
6,000		271.33		272.79		1.46	0.54%
7,000		274.85		276.95		2.10	0.76%
8,000		278.37		281.11		2.74	0.98%
9,000		281.89		285.27		3.38	1.20%
10,000		285.41		289.43		4.02	1.41%
15,000		307.91		315.73		7.82	2.54%
20,000		332.41		344.33		11.92	3.59%
25,000		359.91		376.38		16.47	4.58%
50,000		524.41		566.63		42.22	8.05%
75,000		688.91		756.88		67.97	9.87%
100,000		853.41		947.13		93.72	10.98%
125,000		1,017.91		1,137.38		119.47	11.74%
150,000		1,182.41		1,327.63		145.22	12.28%
175,000		1,346.91		1,517.88		170.97	12.69%
200,000		1,511.41		1,708.13		196.72	13.02%
Average Consumption							
141,614	$	1,127.23	$	1,263.81	$	136.58	12.12%
Median Consumption							
20,500	$	335.16	$	347.54	$	12.38	3.69%

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule H-4
Test Year Ended December 31, 2024 Page 21
Typical Bill Analysis
Final Rates

Rate Schedule: **3"** **Hydrant**

Monthly Consumption		Present Bill		Proposed Bill		Dollar Increase	Percent Increase
-	$	514.19	$	508.16	$	(6.03)	-1.17%
1,000		514.81		509.00		(5.81)	-1.13%
2,000		515.82		510.25		(5.57)	-1.08%
3,000		516.83		511.49		(5.34)	-1.03%
4,000		517.85		512.74		(5.11)	-0.99%
5,000		518.86		513.98		(4.88)	-0.94%
6,000		529.38		526.87		(2.51)	-0.47%
7,000		532.90		531.03		(1.87)	-0.35%
8,000		536.42		535.19		(1.23)	-0.23%
9,000		539.94		539.35		(0.59)	-0.11%
10,000		543.46		543.51		0.05	0.01%
15,000		565.96		569.81		3.85	0.68%
20,000		590.46		598.41		7.95	1.35%
25,000		617.96		630.46		12.50	2.02%
50,000		782.46		820.71		38.25	4.89%
75,000		946.96		1,010.96		64.00	6.76%
100,000		1,111.46		1,201.21		89.75	8.07%
125,000		1,275.96		1,391.46		115.50	9.05%
150,000		1,440.46		1,581.71		141.25	9.81%
175,000		1,604.96		1,771.96		167.00	10.41%
200,000		1,769.46		1,962.21		192.75	10.89%
Average Consumption							
49,142	$	776.81	$	814.18	$	37.37	4.81%
Median Consumption							
29,000	$	644.28	$	660.90	$	16.62	2.58%

Settlement Schedule H-4
Page 22

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Typical Bill Analysis
Final Rates

Rate Schedule: **Raw Water**

Monthly Consumption	Present Bill	Proposed Bill	Dollar Increase	Percent Increase
-	$ -	$ -	$ -	0.00%
1,000	1.75	1.90	0.15	8.57%
2,000	3.50	3.80	0.30	8.57%
3,000	5.25	5.70	0.45	8.57%
4,000	7.00	7.60	0.60	8.57%
5,000	8.75	9.50	0.75	8.57%
6,000	10.50	11.40	0.90	8.57%
7,000	12.25	13.30	1.05	8.57%
8,000	14.00	15.20	1.20	8.57%
9,000	15.75	17.10	1.35	8.57%
10,000	17.50	19.00	1.50	8.57%
15,000	26.25	28.50	2.25	8.57%
20,000	35.00	38.00	3.00	8.57%
25,000	43.75	47.50	3.75	8.57%
50,000	87.50	95.00	7.50	8.57%
75,000	131.25	142.50	11.25	8.57%
100,000	175.00	190.00	15.00	8.57%
125,000	218.75	237.50	18.75	8.57%
150,000	262.50	285.00	22.50	8.57%
175,000	306.25	332.50	26.25	8.57%
200,000	350.00	380.00	30.00	8.57%
Average Consumption				
4,988,416	$ 8,729.73	$ 9,477.99	$ 748.26	8.57%
Median Consumption				
1,042,700	$ 1,824.73	$ 1,981.13	$ 156.41	8.57%

EXHIBIT 2 AFUDC – Illustrative Example

Global Water - Santa Cruz Water Company, Inc.
Test Year Ended December 31, 2024
Exhibit 2 - AFUDC

	[A]+[B] = [C]				[C]*([D]+[E]) = [F]		
	[A]	[B]	[C]		[D]	[E]	[F]
Month	**Cap Labor**	**Payables**	**Accumulated Project Cost**[1]		**AFUDC Debt %**[2]	**AFUDC Equity %**	**AFUDC**
Sep-25	$ 5,000	$ 25,000	$ 30,000		0.18%	0.44%	$ 187
Oct-25	$ 7,500	$ 15,000	$ 52,500		0.18%	0.44%	$ 328
Nov-25	$ 7,500	$ 20,000	$ 80,000		0.18%	0.44%	$ 500
Dec-25	$ 10,000	$ 25,000	$ 115,000		0.18%	0.44%	$ 718
			$ 115,000			**Total AFUDC**	**$ 1,733**
						Total Capitalized Cost	**$ 116,733**

[1] Accumulated CWIP project balance equals p*rior month ending balance + current month additions*

[2] AFUDC Rate Calculation:

AFUDC Debt Rate	Annual Rate	Monthly Rate
Debt %	45.00%	
Cost of Debt	4.92%	
AFUDC Debt Rate	2.21%	0.18%

AFUDC Equity Rate	Annual Rate	Monthly Rate
Equity %	55.00%	
ROE	9.60%	
AFUDC Equity Rate	5.28%	0.44%
Combined AFUDC Rate (WACC)	7.49%	0.62%

EXHIBIT 3 Depreciation Rates

Global Water - Santa Cruz Water Company, Inc. Settlement Schedule C-2
Test Year Ended December 31, 2024
Exhibit 3 - Depreciation Rates

Line No.	NARUC	Description	Rate
1	301	Organization	0.00%
2	302	Franchises	0.00%
3	303	Land and Land Rights	0.00%
4	304	Structures and Improvements	3.33%
5	305	Collecting & Improving Reservoirs	2.50%
6	306	Lake, River, Canal Intakes	2.50%
7	307	Wells and Springs	3.33%
8	308	Infiltration Galleries	6.67%
9	309	Supply Mains	2.00%
10	310	Power Generation Equipment	5.00%
11	311	Pumping Equipment	12.50%
12	320	Water Treatment Equipment	3.33%
13	320.1	Water Treatment Plants	3.33%
14	320.2	Solution Chemical Feeders	20.00%
15	320.3	Point-of-Use Treatment Devices	10.00%
16	330	Distribution Reservoirs and Standpipes	2.22%
17	330.1	Storage Tanks	2.22%
18	330.2	Pressure Tanks	5.00%
19	331	Transmission and Distribution Mains	2.00%
20	333	Services	3.33%
21	334	Meters and Meter Installations	8.33%
22	335	Hydrants	2.00%
23	336	Backflow Prevention Devices	6.67%
24	339	Other Plant and Misc. Equipment	6.67%
25	340	Office Furniture and Equipment	6.67%
26	340.1	Computer & Software	20.00%
27	341	Transportation Equipment	20.00%
28	341.1	Transportation Equipment - Leased Vehicles	25.00%
29	342	Stores Equipment	4.00%
30	343	Tools, Shop and Garage Equipment	5.00%
31	344	Laboratory Equipment	10.00%
32	345	Power Operated Equipment	5.00%
33	346	Communication Equipment	10.00%
34	347	Miscellaneous Equipment	10.00%
35	348	Other Tangible Plant	10.00%

EXHIBIT 4 GW-Santa Cruz Rate Tariff

GLOBAL WATER – SANTA CRUZ WATER COMPANY, INC. ("GW-Santa Cruz")

DOCKET NO. W-20446A-25-0022

TARIFF RATE SCHEDULE

MONTHLY SERVICE CHARGE

Meter Size	Effective 11/1/2026
5/8 x 3/4 Inch Meter	$31.76
3/4 Inch Meter	31.76
1 Inch Meter	79.40
1-1/2 Inch Meter	158.80
2 Inch Meter	254.08
3 Inch Meter	508.16
4 Inch Meter	794.00
6 Inch Meter	1,588.00
8 Inch Meter	2,540.80

NON-POTABLE WATER

Non-Potable Water, per 1,000 gallons	$1.90

Global Water – Santa Cruz Water Company, Inc.
Effective Date:
Decision No:
Docket No: W-20446A-25-0022

COMMODITY CHARGE (PER 1,000 GALLONS) ALL METER SIZES AND CLASSES Potable Water Effective 11/01/2026 0 to 1,000 Gallons $2.11 1,001 to 5,000 Gallons 3.11 5,001 to 10,000 Gallons 4.16 10,001 to 18,000 Gallons 5.26 18,001 to 25,000 Gallons 6.41 Over 25,000 Gallons 7.61 CONSERVATION REBATE Threshold (“CRT”) in Gallons 6,000 CRT (Discount %) 60.00% (applied if consumption is below the CRT) SERVICE CHARGES Establishment of Service 35.00 Re-establishment of Service (Within 12 Months) (a) Reconnection of Service (Delinquent) 35.00 Meter Move at Customer Request (b) After Hours Service Charge (at Customer’s Request) 50.00 Deposit (c) Deposit Interest (c) Meter Re-Read (If Correct) 30.00 Meter Test Fee (If Correct) 30.00 NSF Check 30.00 Late Payment Charge (Per Month) 1.5% & (d) Deferred Payment (Per Month) (e)

(a) Number of months off system times the monthly minimum per A.A.C. R14-2-403(D).
(b) Cost to include parts, labor, overhead and all applicable taxes per A.A.C. R14-2-405(B)(5).
(c) Per A.A.C. R14-2-403(B).
(d) 1.50% per month of unpaid balance.
(e) 1.50% per A.A.C. R14-2-409(G)(6)

In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with AAC R14-2-409(D)(5).

SERVICE LINE AND METER INSTALLATION CHARGES

(Refundable Pursuant to AAC R14-2-405)

Meter Size	Service Line*	Meter	Total
5/8 x 3/4 Inch Meter	$445	$155	$600
3/4 Inch Meter	$445	$255	$700
1 Inch Meter	$495	$315	$810
1-1/2 Inch Meter	$550	$525	$1,075
2 Inch Turbine Meter	$830	$1,045	$1,875
2 Inch Compound Meter	$830	$1,890	$2,720
3 Inch Turbine Meter	$1,045	$1,670	$2,715
3 Inch Compound Meter	$1,165	$2,545	$3,710
4 Inch Turbine Meter	$1,490	$2,670	$4,160
4 Inch Compound Meter	$1,670	$3,645	$5,315
6 Inch Turbine Meter	$2,210	$5,025	$7,235
6 Inch Compound Meter	$2,330	$6,920	$9,250
8 Inch and Larger Meters**	Actual Cost	Actual Cost	Actual Cost

*Amount will be adjusted to include the actual cost incurred when boring under or cutting a road, highway, or sidewalk is required.
**Actual cost includes all cost to provide the customer service under this tariff including labor, materials, overhead and related charges. Actual cost will also be adjusted to include cost incurred when boring under or cutting a road, highway, or sidewalk is required.

EXHIBIT 5 Sustainable Water Surcharge Plan of Administration (Redline Version)

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 1 Sustainable Water Surcharge Plan of Administration APPLICABLE TO:  Global Water – Santa Cruz Water Company, Inc. (“GW-Santa Cruz” or the “Company”)  Global Water – Belmont Water Company, Inc. (“GW-Belmont”)  Global Water – Turner Ranches Irrigation, Inc. (“GW-Turner”)  Global Water – Saguaro District Company, Inc. (“GW-Saguaro”)  Global Water – Farmers Water Company, Inc. (“GW-Farmers”) 1) INTRODUCTION. This document is the Plan of Administration (“POA”) for the Sustainable Water Surcharge (“SWS”) for GW-Santa Cruz. The SWS allows the Company to pass through to its customers the costs related to the purchase and exchange of sustainable water supplies as well as the recovery of capital and ongoing operations and maintenance of acquiring new water supplies and resources in- between rate cases.1 2) GENERAL DESCRIPTION OF SWS. A) The purpose of the SWS is to recover the costs of purchasing sustainable water supplies, utilizing those sustainable water supplies via exchange, wheeling, or storage and recovery. Recoverable costs include contracting, delivery, legal, and administrative costs paid to 1 This Plan of Administration shall not apply to any new water supply relating to the Barlett Dam. Any determination about whether expenses relating to the Bartlett Dam project shall be determined in a separate docket consistent with the AWC Decision No. 81022 at pages 97, 128-129.

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 2 Central Arizona Project (“CAP”) and others as necessary to allow the Company to deliver the renewable water supplies to the Company’s customers via exchange, wheeling, or storage and recovery and thereby reduce the Company’s pumping of groundwater in its service areas creating a more resilient and sustainable water future for its customers. For the purposes of this POA, “wheeling” or to “wheel” means to transport water using third party infrastructure, such as a canal or pipeline. Recoverable costs will also include costs associated with maintaining a Member Service Agreement (“MSA”) with the Central Arizona Water Conservation District (“CAWCD”), including annual membership dues and replenishment fees and the reduction of these fees when sustainable water is put to use. The SWS will include costs for groundwater withdrawal fees paid to the Arizona Department of Water Resources (“ADWR”) since these costs may be reduced as the Company increases its use of sustainable water supplies and reduces its use of groundwater. Additionally, the SWS mechanism will recover the capital investments and on-going operations and maintenance costs of acquiring new water supplies or resources for longer-term projects when the opportunities arise.2 Given the need for additional water supplies and the unpredictable and capital intensive nature of the water supply market, this mechanism will also allow the Company the ability to fund critical water supply investments when opportunities arise. Once a water supply is acquired, the appropriate cost components can be characterized as Category 2 Please see “Category 3” costs for a detailed explanation of the capital and on-going O&M costs.

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 3 3 Costs outlined below. In addition to the regular filings outlined below, the Category 3 Cost Component will be integrated into a supply-specific surcharge to be set semi-annually. This will be in addition to the current Category 1 and Category 2 SWS cost components which are calculated biannually. The qualifying cost components will be aggregated as a SWS rate and will continue to be billed to the appropriate customers on a per thousand gallons basis for the Category 1 and 2 costs. The Category 3 costs will be by means of a monthly fixed rate and a commodity rate billed on a per thousand gallons basis. The recovery will be split evenly between the fixed and commodity rate components and are described in detail below. B) The SWS is applicable to all water sales by the Company, including residential, commercial, construction, and potable sales. C) The Company will make semi-annual SWS filings (the first being due January 31, 2023, then by January 31 and July 31 of each year thereafter) to adjust the SWS rate. Included with the January 31 and July 31 filing, the Company will include the Category 3 costs surcharge calculation. The Company’s SWS rate will be billed per thousand gallons sold for all water customers. The SWS will appear on customers’ bills as a separate line item labeled "Sustainable Water Surcharge". The rate for the costs will be adjusted semi-annually, March 1 and September 1 of each year to true up the previous six months (“True-Up Period”) of activity and recover actual costs incurred in the most recent six months (“Recent Cost Recovery Period”). The chart below delineates examples of filings and timeframes. Within 30 days of each semiannual recovery filing, the Commission’s Utilities Division shall docket

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 4 a Staff Memorandum and Proposed Order for approval, modification, or rejection of the surcharge adjustment. The surcharge adjustment shall not take effect until approved by the Commission. 3) COMPONENTS OF SWS. The SWS is implemented via a semi-annual reconciliation3 which includes: 1) True-Up Period Under/Over Recovery, 2) Recent Cost Recovery Period Recovery, and 3) Determination of the Surcharge Rate, Per 1,000 Gallons of Usage. A) True-Up Period Under/Over Recovery4 This component accounts for the under- or over- recovery of the Company’s prior period’s sustainable water costs through the surcharge. The computation is: a) The Company’s actual sustainable water costs for the previous six month True- Up Period ending either June 30, or December 31. b) Less actual annual SWS revenues collected by the Company through the end of the previous six-month True-Up Period year ending either June 30, or December 31. c) Equals the Over / Under Collection Balance. 3 Category 3 costs will be reconciled semi-annually. Filing Due Date Rate Effective Date Recent Cost Recovery Period True-Up Period 1/31/2023 3/1/2023 July 2022 – December 2022 January 2022–June 2022 7/31/2023 9/1/2023 January 2023 – June 2023 July 2022–December 2022

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 5 B) Recent Cost Recovery Period Recovery This component accounts for the actual incurred expenses of the Company for the immediately prior six month period. The computation is: a) Actual sustainable water costs for the prior six months ending either June 30, or December 31. C) Determination of the Surcharge Rate, Per 1,000 Gallons This Component determines the current year for the Company SWS on a per 1,000 gallon basis. The computation is: a) Over / Under Collection Balance as described above. b) Plus, actual sustainable water costs for the prior six months. c) The sum of 1 and 2 above is divided by sales (1,000 gallons sold by the Company in the previous six-month period). d) Equals current SWS per 1,000 gallons sold. D) Allowable components of Sustainable Water Cost The following costs will be eligible for recovery under the SWS. Category 1 Costs: 1. Costs paid to the Central Arizona Water Conservation District pursuant to Subcontract No. 07-XX-20-W0475 dated March 26, 2007. 2. Costs paid to wheel the water for use, costs associated with exchanging the water to allow for use, and costs paid for the storage and recovery of the water. Groundwater withdrawal fees paid to the Arizona Department of Water Resources. If groundwater

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 6 withdrawal fees were included in the Test Year expenses used in Decision Nos. listed in the ‘Applicable To:’ section, the amount of groundwater withdrawal fees included in the adjustor calculation will be the amount over or under the test year amount (i.e. the difference from the test year amount). Category 2 Costs: 1. Costs paid to acquire and use sustainable water supplies or stored sustainable water supplies other than CAP water available pursuant to Subcontract No. 07- XX-20-W0475 dated March 26, 2007. 2. Costs paid to wheel the water for use, costs associated with exchanging the water to allow for use, and costs paid for the storage and recovery of the water, except for CAP water available pursuant to Subcontract No. 07-XX-20-W0475 dated March 26, 2007. 3. Costs paid to the CAGRD for maintaining the MSA including annual membership dues and replenishment fees and reductions to those fees due to the use of sustainable water supplies. Category 3 Costs: 1. Costs paid for the acquisition of new water supplies and water resources at the time of payment. 2. Any on-going operations and maintenance (“O&M”)costs associated with Category 3 costs. Rate Design for Category 3 Costs: 1. The rate will be billed to all customers by means of a monthly fixed rate and a commodity rate billed on a per thousand gallons basis. The recovery will be split

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 7 evenly between the fixed and commodity rate components. 2. The fixed component of the Category 3 component shall be calculated by dividing 50% of the Revenue Requirement by the number of active equivalent 5/8 x ¾-inch meters at the end of the most recent 6-month period, and shall increase with meter size based on the following meter capacity multiples: Meter Size Multipliers 5/8-inch x 3/4-inch 1.0 times 3/4-inch 1.0 times 1-inch 2.5 times 1-1/2-inch 5.0 times 2-inch 8.0 times 3-inch 16.0 times 4-inch 25.0 times 6-inch 50.0 times 8-inch 80.0 times 3. The commodity rate will be calculated by dividing 50% of the SWS Revenue Requirement by the average gallons sold for the most recent 6-month period. 4. The Surcharge will continue be included on customers labeled “Sustainable Water Surcharge.” E) SWS RELATED FILINGS. A) The Company shall file the required semi-annual SWS filing by January 31 and July 31 each year to be effective on March 1 and September 1 of the same year. B) The Company will provide the Commission with schedules showing: • Its sustainable water supply costs for the True-Up Period and its collections under the SWS that includes a calculation of any under or over recovery for the True-Up Period.

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 8 • Its projected sustainable water supply costs for the Recent Cost Recovery Period including a calculation of the current period SWS revenue target. • Calculation of the current semiannual SWS, per 1,000 gallons of water sold. • An updated sustainable water use projection for the current year and the following 4 years. C) A discussion of any significant events affecting the Company’s acquisition and use of sustainable water supplies.

EXHIBIT 5 Sustainable Water Surcharge Plan of Administration (Clean Version)

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 1 Sustainable Water Surcharge Plan of Administration APPLICABLE TO: • Global Water – Santa Cruz Water Company, Inc. (“GW-Santa Cruz” or the “Company”) • Global Water – Belmont Water Company, Inc. (“GW-Belmont”) • Global Water – Turner Ranches Irrigation, Inc. (“GW-Turner”) • Global Water – Saguaro District Company, Inc. (“GW-Saguaro”) • Global Water – Farmers Water Company, Inc. (“GW-Farmers”) 1) INTRODUCTION. This document is the Plan of Administration (“POA”) for the Sustainable Water Surcharge (“SWS”) for GW-Santa Cruz. The SWS allows the Company to pass through to its customers the costs related to the purchase and exchange of sustainable water supplies as well as the recovery of capital and ongoing operations and maintenance of acquiring new water supplies and resources in- between rate cases.1 2) GENERAL DESCRIPTION OF SWS. A) The purpose of the SWS is to recover the costs of purchasing sustainable water supplies, utilizing those sustainable water supplies via exchange, wheeling, or storage and recovery. Recoverable costs include contracting, delivery, legal, and administrative costs paid to 1 This Plan of Administration shall not apply to any new water supply relating to the Barlett Dam. Any determination about whether expenses relating to the Bartlett Dam project shall be determined in a separate docket consistent with the AWC Decision No. 81022 at pages 97, 128-129.

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 2 Central Arizona Project (“CAP”) and others as necessary to allow the Company to deliver the renewable water supplies to the Company’s customers via exchange, wheeling, or storage and recovery and thereby reduce the Company’s pumping of groundwater in its service areas creating a more resilient and sustainable water future for its customers. For the purposes of this POA, “wheeling” or to “wheel” means to transport water using third party infrastructure, such as a canal or pipeline. Recoverable costs will also include costs associated with maintaining a Member Service Agreement (“MSA”) with the Central Arizona Water Conservation District (“CAWCD”), including annual membership dues and replenishment fees and the reduction of these fees when sustainable water is put to use. The SWS will include costs for groundwater withdrawal fees paid to the Arizona Department of Water Resources (“ADWR”) since these costs may be reduced as the Company increases its use of sustainable water supplies and reduces its use of groundwater. Additionally, the SWS mechanism will recover the capital investments and on-going operations and maintenance costs of acquiring new water supplies or resources for longer-term projects when the opportunities arise.2 Given the need for additional water supplies and the unpredictable and capital intensive nature of the water supply market, this mechanism will also allow the Company the ability to fund critical water supply investments when opportunities arise. Once a water supply is acquired, the appropriate cost components can be characterized as Category 2 Please see “Category 3” costs for a detailed explanation of the capital and on-going O&M costs.

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 3 3 Costs outlined below. In addition to the regular filings outlined below, the Category 3 Cost Component will be integrated into a supply-specific surcharge to be set semi-annually. This will be in addition to the current Category 1 and Category 2 SWS cost components which are calculated biannually. The qualifying cost components will be aggregated as a SWS rate and will continue to be billed to the appropriate customers on a per thousand gallons basis for the Category 1 and 2 costs. The Category 3 costs will be by means of a monthly fixed rate and a commodity rate billed on a per thousand gallons basis. The recovery will be split evenly between the fixed and commodity rate components and are described in detail below. B) The SWS is applicable to all water sales by the Company, including residential, commercial, construction, and potable sales. C) The Company will make semi-annual SWS filings (the first being due January 31, 2023, then by January 31 and July 31 of each year thereafter) to adjust the SWS rate. Included with the January 31 and July 31 filing, the Company will include the Category 3 costs surcharge calculation. The Company’s SWS rate will be billed per thousand gallons sold for all water customers. The SWS will appear on customers’ bills as a separate line item labeled "Sustainable Water Surcharge". The rate for the costs will be adjusted semi-annually, March 1 and September 1 of each year to true up the previous six months (“True-Up Period”) of activity and recover actual costs incurred in the most recent six months (“Recent Cost Recovery Period”). The chart below delineates examples of filings and timeframes. Within 30 days of each semiannual recovery filing, the Commission’s Utilities Division shall docket

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 4 a Staff Memorandum and Proposed Order for approval, modification, or rejection of the surcharge adjustment. The surcharge adjustment shall not take effect until approved by the Commission. 3) COMPONENTS OF SWS. The SWS is implemented via a semi-annual reconciliation3 which includes: 1) True-Up Period Under/Over Recovery, 2) Recent Cost Recovery Period Recovery, and 3) Determination of the Surcharge Rate, Per 1,000 Gallons of Usage. A) True-Up Period Under/Over Recovery4 This component accounts for the under- or over- recovery of the Company’s prior period’s sustainable water costs through the surcharge. The computation is: a) The Company’s actual sustainable water costs for the previous six month True- Up Period ending either June 30, or December 31. b) Less actual annual SWS revenues collected by the Company through the end of the previous six-month True-Up Period year ending either June 30, or December 31. c) Equals the Over / Under Collection Balance. 3 Category 3 costs will be reconciled semi-annually. Filing Due Date Rate Effective Date Recent Cost Recovery Period True-Up Period 1/31/2023 3/1/2023 July 2022 – December 2022 January 2022–June 2022 7/31/2023 9/1/2023 January 2023 – June 2023 July 2022–December 2022

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 5 B) Recent Cost Recovery Period Recovery This component accounts for the actual incurred expenses of the Company for the immediately prior six month period. The computation is: a) Actual sustainable water costs for the prior six months ending either June 30, or December 31. C) Determination of the Surcharge Rate, Per 1,000 Gallons This Component determines the current year for the Company SWS on a per 1,000 gallon basis. The computation is: a) Over / Under Collection Balance as described above. b) Plus, actual sustainable water costs for the prior six months. c) The sum of 1 and 2 above is divided by sales (1,000 gallons sold by the Company in the previous six-month period). d) Equals current SWS per 1,000 gallons sold. D) Allowable components of Sustainable Water Cost The following costs will be eligible for recovery under the SWS. Category 1 Costs: 1. Costs paid to the Central Arizona Water Conservation District pursuant to Subcontract No. 07-XX-20-W0475 dated March 26, 2007. 2. Costs paid to wheel the water for use, costs associated with exchanging the water to allow for use, and costs paid for the storage and recovery of the water. Groundwater withdrawal fees paid to the Arizona Department of Water Resources. If groundwater

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 6 withdrawal fees were included in the Test Year expenses used in Decision Nos. listed in the ‘Applicable To:’ section, the amount of groundwater withdrawal fees included in the adjustor calculation will be the amount over or under the test year amount (i.e. the difference from the test year amount). Category 2 Costs: 1. Costs paid to acquire and use sustainable water supplies or stored sustainable water supplies other than CAP water available pursuant to Subcontract No. 07- XX-20-W0475 dated March 26, 2007. 2. Costs paid to wheel the water for use, costs associated with exchanging the water to allow for use, and costs paid for the storage and recovery of the water, except for CAP water available pursuant to Subcontract No. 07-XX-20-W0475 dated March 26, 2007. 3. Costs paid to the CAGRD for maintaining the MSA including annual membership dues and replenishment fees and reductions to those fees due to the use of sustainable water supplies. Category 3 Costs: 1. Costs paid for the acquisition of new water supplies and water resources at the time of payment. 2. Any on-going operations and maintenance (“O&M”)costs associated with Category 3 costs. Rate Design for Category 3 Costs: 1. The rate will be billed to all customers by means of a monthly fixed rate and a commodity rate billed on a per thousand gallons basis. The recovery will be split

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 7 evenly between the fixed and commodity rate components. 2. The fixed component of the Category 3 component shall be calculated by dividing 50% of the Revenue Requirement by the number of active equivalent 5/8 x ¾-inch meters at the end of the most recent 6-month period, and shall increase with meter size based on the following meter capacity multiples: Meter Size Multipliers 5/8-inch x 3/4-inch 1.0 times 3/4-inch 1.0 times 1-inch 2.5 times 1-1/2-inch 5.0 times 2-inch 8.0 times 3-inch 16.0 times 4-inch 25.0 times 6-inch 50.0 times 8-inch 80.0 times 3. The commodity rate will be calculated by dividing 50% of the SWS Revenue Requirement by the average gallons sold for the most recent 6-month period. 4. The Surcharge will continue be included on customers labeled “Sustainable Water Surcharge.” E) SWS RELATED FILINGS. A) The Company shall file the required semi-annual SWS filing by January 31 and July 31 each year to be effective on March 1 and September 1 of the same year. B) The Company will provide the Commission with schedules showing: • Its sustainable water supply costs for the True-Up Period and its collections under the SWS that includes a calculation of any under or over recovery for the True-Up Period.

Global Water – Santa Cruz Water Company, Inc. Effective Date: Decision No: Docket No: W-20446A-25-0022 8 • Its projected sustainable water supply costs for the Recent Cost Recovery Period including a calculation of the current period SWS revenue target. • Calculation of the current semiannual SWS, per 1,000 gallons of water sold. • An updated sustainable water use projection for the current year and the following 4 years. C) A discussion of any significant events affecting the Company’s acquisition and use of sustainable water supplies.